UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
UMB Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

NOTICE OF THE

2024 VIRTUAL ANNUAL MEETING

OF SHAREHOLDERS

AND PROXY STATEMENT

April 30, 2024, at

9:00 a.m. CDT

UMB Financial Corporation

1010 Grand Boulevard

Kansas City, Missouri 64106

NOTICE OF THE 2024 VIRTUAL ANNUAL MEETING OF

SHAREHOLDERS OF UMB FINANCIAL CORPORATION

Date and Time:	Tuesday, April 30, 2024, at 9:00 a.m. CDT

Place:	Virtual Meeting

We are pleased to be able to host the 2024 Annual Meeting of Shareholders virtually using the latest technology and provide expanded access, improved communication and cost savings for the Company and our shareholders. We believe that hosting a virtual meeting will enable greater shareholder attendance and participation from any location around the world. Shareholders and guests may access the Annual Meeting by visiting www.meetnow.global/M7T4UV5 at the meeting date and time described in this Proxy Statement. Additional instructions on how to access the meeting, or to vote shares, are provided in the section entitled “Questions and Answers About the Annual Meeting, these Proxy Materials, and Voting Your Shares,” later in this Proxy Statement.

Items of Business:	The following matters will be presented to our shareholders:

1. the election of 11 directors for terms ending at the 2025 annual meeting of shareholders;

2. an advisory vote (non-binding) on the compensation paid to our Named Executive Officers;

3. the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2024;

4. the approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan to increase the maximum number of shares available for issuance thereunder; and

5. any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

Record Date:	You may vote at the meeting or any adjournment or postponement of the meeting only if you were a shareholder of record at the close of business on March 1, 2024.

Voting:

It is important that your shares be represented at the meeting, regardless of how many you own, and we strongly encourage you to vote by proxy even if you are planning to attend virtually. Please submit your proxy through the internet or by telephone, or please complete, sign, date, and return your proxy card in the provided envelope. You may revoke your proxy and vote your shares at the virtual meeting according to the procedures described in the attached Proxy Statement.

The date of this notice is March 13, 2024. The attached Proxy Statement and the related form of proxy are first being sent, given, or made available to shareholders on or about March 13, 2024.

By Order of the Board of Directors,

John C. Pauls Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on April 30, 2024:

The Proxy Statement and the Annual Report on Form 10-K are available at www.edocumentview.com/umbf

Long-Term Incentive Compensation	37
Other Benefits and Perquisites	39
Other Executive Compensation Policies and Practices	40
No Employment Agreements	40
Ownership of UMB Stock	40
No Hedging of UMB Stock	40
Claw Back of Compensation	41
Say-On-Pay Advisory Vote	41
Performance Units Certified in January 2024 as Having Vested under the 2021 Long-Term Program	41
Deferred Compensation Plan	42
Additional Payments or Benefits	42
Executive Compensation Actions in 2024	43

COMPENSATION COMMITTEE REPORT	44

COMPENSATION POLICIES AND PRACTICES RELATING TO RISK MANAGEMENT	44

COMPENSATION TABLES	45
2023 Summary Compensation	45
2023 Grants of Plan Based Awards	46
2023 Outstanding Equity Awards at Fiscal Year-End	47
2023 Option Exercises and Stock Vested	48
2023 Nonqualified Deferred Compensation	49
Potential Payments upon Termination or Change in Control	50
Pay Versus Performance	53
Pay Ratio Disclosure	58

PROPOSAL #2—ADVISORY VOTE (NON-BINDING) ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)	59

PROPOSAL #3—RATIFICATION OF THE CORPORATE AUDIT COMMITTEE’S ENGAGEMENT OF KPMG LLP AS UMB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024	60
Independent Registered Public Accounting Firm Fees	61
Report of the Corporate Audit Committee	62

PROPOSAL #4—APPROVAL OF AN AMENDMENT TO THE UMB FINANCIAL CORPORATION OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER	63

INFORMATION ABOUT THE DELIVERY OF PROXY MATERIALS	70

SHAREHOLDER PROPOSALS	71

UMB FINANCIAL CORPORATION

1010 Grand Boulevard

Kansas City, Missouri 64106

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the related form of proxy are first being sent, given, or made available by UMB Financial Corporation (“we” or “UMB” or the “Company”) on or about March 13, 2024, to the shareholders of record of our common stock, par value of one dollar ($1.00) per share (“UMB stock”), at the close of business on March 1, 2024 (the “record date”), in connection with our 2024 virtual annual meeting of shareholders and any adjournment or postponement of the meeting (the “Annual Meeting”).

The Annual Meeting will be held at 9:00 a.m. CDT on April 30, 2024, for the purposes described in this Proxy Statement. The Annual Meeting is held in a virtual format only; shareholders will not be able to attend the meeting in person.

The following matters will be presented to our shareholders:

1.	the election of 11 directors for terms ending at the 2025 annual meeting of shareholders;

2.	an advisory vote (non-binding) on the compensation paid to our Named Executive Officers;

3.	the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2024;

4.	the approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan to increase the maximum number of shares available for issuance thereunder; and

5.	any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

Attendance at the Annual Meeting will be limited to shareholders of record or their proxies, beneficial owners, and our guests.

Proxies are being solicited to afford all shareholders of record an opportunity to vote on matters presented at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting, regardless of how many you own, and we strongly encourage you to vote by proxy even if you are planning to attend the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT

THE ANNUAL MEETING, THESE PROXY MATERIALS, AND VOTING YOUR SHARES

Why did I receive these proxy materials?

You received our Proxy Statement and Annual Report on Form 10-K (collectively, “Annual Report”), or notice of internet availability of the foregoing, as applicable, because UMB’s Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that we are required to provide you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and is intended to assist you in voting your shares.

What is a proxy?

A proxy is your grant of authority to another person to vote your shares. The person granted this authority is also called a proxy. When you designate a proxy, you may direct the proxy how to vote your shares.

Why are you holding a virtual meeting instead of a physical meeting?

We are pleased to be able to host the 2024 Annual Meeting of the Shareholders virtually using the latest technology and be able to provide expanded access, improved communication and cost savings for the Company and our shareholders. Hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting as they may participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is supported across multiple browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. For clarity, Internet Explorer is not a supported browser. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, please call 1-888-724-2416 or International +1 781-575-2748.

Who may vote at the Annual Meeting?

Shareholders of record at the close of business on the record date may vote at the Annual Meeting. As of the record date, 48,742,069 shares of UMB stock were issued and outstanding and, therefore, eligible to be voted at the Annual Meeting. Each share of UMB stock is entitled to one vote.

Who is a shareholder of record or a beneficial owner?

“Shareholders of record” or “record holders” have shares of UMB stock registered in their names, either in book entry or certificate form, with our transfer agent, Computershare Trust Company. “Beneficial owners,” in contrast, own shares of UMB stock that are held in “street name” through a broker, bank, or other nominee.

Beneficial owners generally cannot vote their shares directly and must instead instruct their brokers, banks, or other nominees how to vote the shares. If you are a beneficial owner of UMB stock, your proxy is being solicited through your broker, bank, or other nominee.

How can I attend the Annual Meeting with the ability to ask a question or vote?

The Annual Meeting will be a completely virtual meeting which will be conducted exclusively by webcast. No physical meeting will be held. Shareholders of record and beneficial owners may participate in the meeting, including by asking questions or voting; however, the process for each is different, as described below. For clarity, guests may attend but will not be able to ask questions or otherwise participate in the Annual Meeting.

Attendance for Shareholders of Record

As a shareholder of record, you will be able to attend the Annual Meeting online, ask questions and vote by visiting www.meetnow.global/M7T4UV5 and following the instructions on your notice of the Annual Meeting (“Notice”), proxy card, or on the instructions that accompanied your proxy materials.

Attendance for Beneficial Owners

If you are a beneficial owner and want to attend the Annual Meeting online by webcast (with the ability to ask a question or vote, if you choose to do so) there are two options:

1)	Option #1: Register in advance of the Annual Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your UMB holdings, along with your name and email address, to Computershare.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 24, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:	Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:	Computershare UMB Financial Corporation Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

Due to the possibility of delays in mail delivery, you are encouraged to submit mail requests for registration sufficiently in advance of the deadline.

2)	Option #2: Register at the Annual Meeting

For the 2024 proxy season, we will use an industry solution to allow beneficial owners to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of beneficial owners will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial owners only and there is no guarantee that this option will be available for every type of beneficial owner control number. The inability to provide the option to any or all beneficial owners shall in no way impact the validity of the Annual Meeting. Beneficial owners should choose the “Register in Advance” option / Option #1, above, if they prefer to use the traditional, paper-based option or if they wish to ensure full participation.

Regardless of your choice, all beneficial owners are encouraged to visit www.meetnow.global/M7T4UV5 in advance of the meeting for more information on the available options and registration instructions. The online meeting will begin promptly at 9:00 a.m., CDT. We encourage you to access the meeting prior to the start time, leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Do I need to register to attend the Annual Meeting virtually?

Registration is only required if you are a beneficial owner and intend to ask questions and/or vote your shares at the Annual Meeting.

What are my voting rights?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposals #1, #2, #3 and #4.

Cumulative voting will apply in connection with Proposal #1—election of directors. See “What vote is required for each proposal?” later in this section. Cumulative voting will not apply in connection with any other proposal at the Annual Meeting.

If you are a beneficial owner of shares, and you do not provide instruction to your broker, bank, or other nominee, your broker, bank or other nominee is not permitted to vote your shares on certain proposals. See “What vote is required for each proposal?” later in this section.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

• Proposal #1:	“FOR” the election of each of the 11 nominees to our Board;

• Proposal #2:	“FOR” the approval, on an advisory basis, of the compensation paid to our Named Executive Officers;

• Proposal #3:	“FOR” the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2024;

• Proposal #4:	“FOR” the approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan to increase the maximum number of shares available for issuance thereunder.

What vote is required for each proposal?

• Proposal #1:

Majority voting will apply—that is, each of the 11 nominees requires an affirmative (“FOR”) vote of the majority of the shares cast at the Annual Meeting to be elected. In a contested election, plurality voting will apply—that is, the 11 nominees receiving the highest number of “FOR” votes will be elected.

Cumulative voting will also apply – that is, each shareholder will have a total number of votes equal to the holder’s number of shares as of the record date multiplied by the number of directors to be elected, and the shareholder may cast all of those votes for a single nominee or may distribute whole (though not fractional) votes among more than one nominee in any proportion desired. If you want to utilize cumulative voting, please notify our transfer agent, Computershare Trust Company, at legalproxy@computershare.com no later than 5:00 p.m., Eastern Time, on April 24, 2024.

Voting “ABSTAIN” for one or more of the nominees will have no effect on the election of directors.

If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares on this matter if no instruction is received from you and any such failure to vote will have no effect on the outcome.

• Proposal #2:

Majority voting will apply—that is, the approval, on an advisory basis, of the compensation paid to our Named Executive Officers will require the affirmative (“FOR”) vote of the majority of the shares cast at the Annual Meeting.

Voting “ABSTAIN” on this matter will have no effect on the outcome. If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares on this matter if no instruction is received from you and any such failure to vote will have no effect on the outcome.

• Proposal #3

Majority voting will apply—that is, ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2024 will require the affirmative (“FOR”) vote of the majority of the shares cast at the Annual Meeting.

Voting “ABSTAIN” on this matter will have no effect on the outcome. If you are a beneficial owner of shares, your broker, bank, or other nominee can exercise discretion in voting your shares on this matter if no instruction is received from you.

• Proposal #4

Majority voting will apply—that is, the approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan to increase the maximum number of shares available for issuance thereunder will require the affirmative (“FOR”) vote of the majority of the shares cast at the Annual Meeting.

Voting “ABSTAIN” on this matter will have no effect on the outcome. If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares on this matter if no instruction is received from you and any such failure to vote will have no effect on the outcome.

How do I vote my shares?

We strongly encourage all shareholders to submit their votes in advance of the Annual Meeting.

• Record Holders:

You may vote your shares (1) through the internet, (2) by telephone, (3) by completing, signing, dating, and returning your proxy card in the provided envelope, or (4) virtually during the Annual Meeting, utilizing the methodology previously described in the General Information and preceding Question and Answer sections of this Proxy Statement. Other proxy materials that you receive together with this Proxy Statement contain the website address and the telephone number for internet or telephone voting. Completed, signed, and dated proxy cards must be received prior to the Annual Meeting in order to be counted. If you desire to vote at the Annual Meeting, you may do so by logging into www.meetnow.global/M7T4UV5 and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

• Beneficial Owners:

You may not vote your shares directly but instead may instruct your broker, bank, or other nominee how to vote your shares. You should receive materials from your broker, bank, or other nominee with directions on how to provide voting instructions. Those materials also will identify the time by which your broker, bank, or other nominee must receive your voting instructions. The availability of internet or telephone voting will depend on the processes adopted by your broker, bank, or other nominee. If you want to vote your shares virtually at the Annual Meeting, you must first register to attend the Annual Meeting. To do this and enable virtual voting, you please follow the instructions outlined in the options on page 3, above.

• UMB Plans:

Holders of shares through the UMB Profit-Sharing and 401(k) Savings Plan (the “Profit-Sharing Plan”) or the UMB Employee Stock Ownership Plan (the “ESOP”) may not vote your shares directly but instead may instruct the trustee for the Profit-Sharing Plan or the ESOP how to vote your shares. Each holder who is a current employee of UMB and who has a valid UMB e-mail address will receive an e-mail from our transfer agent, Computershare Trust Company, describing how to access our proxy materials and how to provide voting instructions to the trustee. Each holder who is not a current employee of UMB or who does not have a valid e-mail address on file will receive our proxy materials in the mail and will be able to provide voting instructions to the trustee by internet, telephone or mail. In all cases, however, voting instructions must be received by the trustee by 1:00 p.m. CDT on April 25, 2024.

If I am a record holder, what happens if I submit a valid proxy prior to the Annual Meeting but do not provide voting instructions?

If you as a record holder submit a valid proxy prior to the Annual Meeting but do not provide voting instructions, your shares will be voted according to the recommendations of the Board. See “How does the Board recommend that I vote?” earlier in this section.

If I am a beneficial owner, will my broker, bank, or other nominee vote for me if I do not provide voting instructions?

If you are a beneficial owner and do not provide voting instructions, your broker, bank, or other nominee has discretionary authority to vote your shares on Proposal #3—ratification of the Corporate Audit Committee’s engagement of KPMG LLP as our independent registered public accounting firm for 2024. Your broker, bank, or other nominee, however, does not have discretionary authority to vote your shares on Proposals #1, #2 or #4.

If I hold shares through the Profit-Sharing Plan or the ESOP, will the trustee vote for me if I do not provide voting instructions?

If you hold shares through the Profit-Sharing Plan or the ESOP and do not provide voting instructions, the trustee will vote your shares in the same proportion that the other shares in the Profit-Sharing Plan or ESOP are voted.

In the event of a contested election, what happens if I vote (or grant authority to vote) for more, or fewer, director nominees than there are open director seats?

Shares may not be voted for a greater number of persons than the number of nominees set forth in Proposal #1. If you vote (or grant authority to vote) for fewer director nominees than there are open seats, then your votes will be considered “cast” for the director nominees for whom you voted, and with respect to the remaining director nominees, your shares will be voted as previously set forth in the sections addressing how shares will be voted when no instructions have been received.

What happens to votes for shareholder nominees if a shareholder intends to solicit proxies under Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and then fails to comply with the applicable requirements?

The Company shall disregard any votes and proxies granted in favor of shareholder nominees, if any, if the shareholder either fails to comply with the applicable portions of the Company’s Bylaws, Rule 14a-19, or otherwise abandons its solicitation. The Company did not receive notice from any shareholder prior to the deadline for submitting notice of an intention to nominate any additional persons for election as directors at the Annual Meeting.

Can other matters be decided at the Annual Meeting?

When this Proxy Statement was printed, we did not know of any matter to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matter may be properly considered at the Annual Meeting, your proxy can exercise discretion in voting your shares on the matter. We do not anticipate that any other matter will be presented at the Annual Meeting.

Can I revoke or change my proxy?

You may revoke or change your proxy at any time before the vote is taken at the Annual Meeting.

If you are the record holder of UMB stock, you may revoke or change your proxy in the following ways:

•	by executing and delivering a later-dated proxy for the same shares in compliance with the requirements described in this Proxy Statement;

•	by voting the same shares again over the internet or telephone;

•	by submitting a virtual ballot at the Annual Meeting; or

•	by notifying the Secretary of your revocation of the proxy prior to the Annual Meeting.

If you are the beneficial owner of UMB stock, you must follow the directions provided to you by your broker, bank, or other nominee. Any beneficial owner of shares who wants to revoke a proxy prior to the Annual Meeting will, as previously noted, need to register in advance with Computershare in order to do so. Due to the limitations of a virtual meeting and the nature of a beneficial ownership, you may not be able to revoke or change your proxy during the Annual Meeting without registering in advance with Computershare, as outlined in Option #1 on page 3 of this Proxy Statement.

If you hold shares through the Profit-Sharing Plan or the ESOP, you must follow the directions provided to you by the trustee.

Who pays the costs of preparing the proxy materials and soliciting proxies?

We will pay the costs of preparing the proxy materials and soliciting proxies on behalf of the Company and its nominees, including the reasonable charges and expenses of brokers, banks, and other nominees for forwarding proxy materials to beneficial owners and updating proxy cards and directions. We also have engaged Okapi Partners LLC to assist in the solicitation of proxies for a fee of $11,000 plus disbursements.

In addition to our solicitation of proxies by mail, your proxy may be solicited by telephone, facsimile, internet, or e-mail or in person by directors, officers, or regular employees of UMB or its affiliates who will receive no additional compensation for doing so.

STOCK OWNERSHIP

Principal Shareholders

The following persons owned of record or beneficially owned (as defined in Rule 13d-3 of the Exchange Act) more than 5% of UMB stock at the close of business on March 1, 2024:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

J. Mariner Kemper	4,178,216	(1)	8.57%
1010 Grand Boulevard
Kansas City, Missouri 64106

Blackrock, Inc.	5,975,948	(2)	12.26%
50 Hudson Yards
New York, New York 10001

The Vanguard Group	4,310,807	(3)	8.84%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355

State Street Corporation	2,968,567	(4)	6.09%
1 Congress Street, Ste. 1
Boston, MA 02114

(1)	The total stock ownership reported for J. Mariner Kemper is comprised of the following:

(a)	231,271 shares are owned directly.

(b)	2,259 shares are owned through the ESOP.

(c)	Options for 27,964 shares are owned directly and currently vested.

(d)

290,397 shares are owned by Kemper Realty Company, and 395,989 shares are owned by Pioneer Service Corporation. Each of the foregoing are entities through which voting and investment decisions may be controlled, directly or indirectly, by Mr. Kemper.

(e)	3,228,336 shares are held by UMB Bank, n.a. as either sole trustee or co-trustee. In each case, Mr. Kemper has or shares voting power. Of these shares:

(i)	1,787,204 shares are owned by the R. Crosby Kemper Jr. Marital Trust, but sole voting and dispositive authority is held by Mr. Kemper.

(ii)

29,960 shares are owned by a trust under the will of Rufus Crosby Kemper, 26,838 shares are owned by the Sheila K. Dietrich Irrevocable Trust, and 68,362 shares are owned by the Enid and Crosby Kemper Foundation. In each case, UMB Bank, n.a. as trustee has sole voting and dispositive authority but may act only on the direction of Mr. Kemper, Alexander C. Kemper, and Heather Miller, or any two of them.

(iii)

362,318 shares are owned by the R.C. Kemper Charitable Trust and Foundation, but sole voting and dispositive authority is held by the co-trustees: Mr. Kemper, Thomas J. Wood III, and Sheila Kemper Dietrich.

(iv)

672,700 shares are owned by the R. C. Kemper, Jr. Charitable Trust and Foundation, but sole voting and dispositive authority is held by the majority of the individual co-trustees: Mr. Kemper, Mary S. Kemper, and Mary Kemper Wolf.

(v)

58,566 shares are owned by the R. Crosby Kemper Irrevocable Dynasty Trust, but sole voting and dispositive authority is held by the majority of Mr. Kemper, R. Crosby Kemper III, Sheila Kemper Dietrich, Alexander C. Kemper, Heather Miller, and Mary Kemper Wolf.

(vi)

162,408 shares are owned by the Bebe and Crosby Kemper Foundation for the Arts. UMB Bank, n.a. as corporate trustee has sole voting and dispositive authority but may act only on the direction of a majority of Mr. Kemper, Mary Kemper Wolf, Heather Miller and Sheila Kemper Dietrich.

(vii)	12,558 shares are owned by the Mary S. Hunt Trust. Mr. Kemper and UMB Bank, n.a. are co-trustees, but Mr. Kemper has sole voting and dispositive authority over the shares.

(vii)	47,422 shares are owned by the William T. Kemper Charitable Trust. UMB Bank, n.a. and Mr. Kemper are co-trustees, but Mr. Kemper has full voting and dispositive authority over the shares.

(f)

1,000 shares are owned by Mr. Kemper’s son, and 1,000 shares are owned by Mr. Kemper’s daughter, and are managed in custodial accounts in their names. Mr. Kemper is the custodian of these accounts and retains voting and dispositional power over these shares.

(2)

This is according to information provided to UMB in a Schedule 13G/A filed by Blackrock, Inc. with the SEC on January 23, 2024. According to the Schedule 13G/A, Blackrock, Inc. has sole voting power over 5,839,232 shares of UMB stock and sole dispositive power over 5,975,948 shares of UMB stock. The aggregate number of shares of UMB stock beneficially owned was reported at 5,975,948.

(3)

This is according to information provided to UMB in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. According to the Schedule 13G/A, The Vanguard Group has shared voting power over 39,514 shares of UMB stock, sole dispositive power over 4,224,121 shares of UMB stock, and shared dispositive power over 86,686 shares of UMB stock. The aggregate number of shares of UMB stock beneficially owned was reported at 4,310,807.

(4)

This is according to information provided to UMB in a Schedule 13G/A filed by State Street Corporation with the SEC on January 24, 2024. According to the Schedule 13G, State Street Corporation has shared voting power over 295,883 shares of UMB stock and shared dispositive power over 2,968,567 shares of UMB stock. The aggregate number of shares of UMB stock beneficially owned was reported at 2,968,567.

Stock Owned by Directors, Nominees, and Executive Officers

This table sets forth the number of shares of UMB stock that were beneficially owned (as defined in Rule 13d-3 of the Exchange Act) at the close of business on March 1, 2024, by a director, a nominee, or a Named Executive Officer (as defined in “Compensation Discussion and Analysis—Overview” later in this Proxy Statement). It also includes the number of shares that were beneficially owned at the close of business on March 1, 2024, by all directors and Executive Officers (as defined in “Delinquent Section 16(a) Reports” later in this section) as a group. The individuals designated as our Executive Officers are also our executive officers as defined in Rule 3b-7 of the Exchange Act.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Robin C. Beery	6,679	*

Janine A. Davidson	3,362	*

Kevin C. Gallagher	21,204	*

Greg M. Graves	35,028	*

Shannon A. Johnson	24,383	*

J. Mariner Kemper	4,178,216	8.57%

Gordon E. Lansford III	7,054	*

Timothy R. Murphy	25,996	*

Tamara M. Peterman	6,948	*

James D. Rine	45,309	*

Kris A. Robbins	11,121	*

Ram Shankar	18,008	*

L. Joshua Sosland	13,589	*

Thomas S. Terry	38,789	*

Leroy J. Williams, Jr.	6,116	*

All Directors and Executive Officers as a Group (24 persons)	4,313,979	8.85%

*	Less than 1% of the outstanding shares.

(1)

These numbers include (a) shares owned directly by the individuals or members of their immediate families who share the same household, (b) shares owned in trust, (c) shares otherwise held through indirect forms of ownership and over which the individuals exercise sole or shared voting or investment power, and (d) shares that are subject to outstanding options exercisable within 60 days. The following Named Executive Officers have options that are exercisable within 60 days for the number of shares of UMB stock shown: J. Mariner Kemper—27,964 shares and Shannon A. Johnson—7,388 shares. Other Executive Officers (excluding the Named Executive Officers) collectively hold options, exercisable within 60 days, to acquire 3,970 shares of UMB stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires each officer (as defined in Section 16(a) and Rule 16a-1 of the Exchange Act, an “Executive Officer”), each director on our Board, and any person who beneficially owns more than 10% of UMB stock (collectively, the “reporting persons”) to file with the SEC reports of ownership and changes in ownership of UMB stock. Based solely on a review of the Section 16(a) reports filed with the SEC and written representations from reporting persons that no Forms 5 were required to be filed, UMB believes that each person who was a reporting person during 2023 timely filed the reports required by Section 16(a) of the Exchange Act during 2023, except: (a) each of Brian Beaird, Stacy King, Nikki Newton, Thomas Terry, Uma Wilson and Abigail Wendel filed late Form 4s on January 31, 2024 reflecting the withholding of 342, 340, 442, 438, 393, and 376 shares, respectively, for the payment of taxes related to restricted stock that vested on July 29, 2023, and (b) each of Greg Graves and Tamara Peterman filed Form 4s one day late on August 4, 2023 reflecting purchases of 333.3811 and 252.7244 shares, respectively, on August 1, 2023 made with their quarterly cash retainer payment.

Information about our Executive Officers is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

CORPORATE GOVERNANCE

Overview

UMB is committed to robust corporate governance principles and practices that provide our Board with the appropriate framework to engage in the ongoing oversight of Company activities. Our Board believes that robust, dynamic corporate governance practices are the foundation of a well-functioning board and are vital to preserving the confidence and trust of our shareholders, customers, associates, regulators, and the general public.

Information About Our Corporate Governance and Guidelines

The Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) to formalize our corporate governance practices and assist the Board in exercising its responsibilities to UMB and our shareholders. These Governance Guidelines serve as a flexible framework within which the Board may conduct business. The Board regularly reviews and updates the Governance Guidelines as changes occur in our corporate strategy, in the regulatory environment, or in response to suggestions from shareholders or other third parties.

The Board has also adopted a Code of Ethics (the “Code of Ethics”) that applies to all directors, advisory directors, and associates of UMB, including the Chief Executive Officer, President, the Chief Financial Officer, and the Chief Accounting Officer. UMB believes that integrity is paramount. While all business is based to some degree on trust, our business has trust as a core principle. Being honest and fair to our customers, shareholders, and associates is not just a value but a moral imperative. The Code of Ethics reflects our commitment to these principles. The Board did not approve any waivers to the Code of Ethics in 2023. If a waiver of the Code of Ethics is approved, we will post it on our website.

We invite you to visit our “Investor Relations” section of our website at investorrelations.umb.com. You can find our Governance Guidelines, Code of Ethics, the charters of our four standing committees, and our Human Rights Statement by selecting “Governance Documents” under the heading “Governance.” You may also request a copy of any of these documents free of charge by sending a written request to UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106.

Our Board of Directors

Overview

The Corporate Governance and Nominating Committee (“Governance Committee”) annually assesses the composition and size of our Board. In assessing the size of the Board, the Governance Committee and the Board consider the need for particular talents or other qualities, the benefits associated with a diversity of perspectives, experiences and backgrounds, the availability of qualified candidates, the workloads and needs of Committees, and other relevant factors. Our Board currently has 11 members and as allowed by our Bylaws, the Board has set the number of directors as of the Annual Meeting at 11. All seats on the Board are up for election annually.

Of the 11 current directors, 10 have been determined by the Board to be independent under SEC and NASDAQ rules (each “independent” and an “independent director”). All the current directors are nominees for election at the Annual Meeting.

The primary responsibility of the directors is to exercise their business judgment to oversee the diverse array of businesses and affairs of UMB. Specific responsibilities of the Board include:

•	selecting and evaluating the Chief Executive Officer, overseeing the selection and performance of senior management, and working with the Chief Executive Officer on succession planning;

•	reviewing, approving, and overseeing management on the business strategies of UMB, significant corporate actions, and major transactions;

•	understanding, reviewing, and monitoring the implementation of strategic plans and budgets;

•	reviewing assessments of, and overseeing management with respect to, significant risks and issues facing UMB; and

•

confirming the establishment of, and monitoring compliance with, processes designed to ensure the integrity of UMB’s actions, including in connection with (1) financial statements and financial reporting, (2) relationships with customers, suppliers, and other constituencies, and (3) compliance with applicable law and the Code of Ethics.

The Board’s Leadership Structure

J. Mariner Kemper serves both as the Chairman of the Board and the Chief Executive Officer of the Company. The Board, in consultation with the Governance Committee, regularly evaluates whether an independent Chair would be in the best interests of UMB and its shareholders. Among the factors considered by the Board are the qualifications and performance of any non-independent Chair, the percentage of independent directors on the Board, the degree of independent oversight exercised by the Board, the soundness of UMB’s corporate governance structure and policies, and the performance of UMB. Based on this evaluation, the Board has determined that the best interests of UMB and its shareholders are currently served by Mr. Kemper retaining the positions of Chairman of the Board and Chief Executive Officer.

UMB maintains strong independent and effective oversight of the Board through our lead independent director (the “Lead Director”). The Lead Director is elected annually by the independent directors upon recommendation from the Governance Committee. Greg M. Graves, our current lead director, has served in that capacity for almost seven (7) years. He also serves as the Chair of the Governance Committee. The Lead Director’s duties include:

•	presiding at meetings of the Board when the Chair is not present;

•	convening and presiding over periodic meetings of the independent directors (at which only independent directors are present);

•	consulting on agendas for meetings of the Board and information to be sent to the Board;

•	approving schedules of meetings of the Board so as to ensure that sufficient time is afforded to discuss all agenda items;

•	serving as a liaison between the independent directors and the Chair;

•

holding periodic meetings with the Chair and Chief Executive Officer to discuss matters of importance to the independent directors, acting as the informal spokesperson for the independent directors, and helping to facilitate the Board’s oversight of management;

•	serving as an advocate for the interests of UMB’s shareholders; and

•	coordinating the activities of the other independent directors and performing such other duties and responsibilities as a majority of the independent directors may specify from time to time.

Independent Directors

The Board has determined that the following directors are independent directors:

Robin C. Beery	Gordon E. Lansford III	Kris A. Robbins
Janine A. Davidson	Timothy R. Murphy	L. Joshua Sosland
Kevin C. Gallagher	Tamara M. Peterman	Leroy J. Williams, Jr.
Greg M. Graves

These independent directors comprise more than three-quarters of the Board. J. Mariner Kemper, and Alexander C. Kemper who resigned from the Company’s Board of Directors effective August 18, 2023, have been found not to be independent due to their employment by UMB and familial relationship to UMB’s Chief Executive Officer, respectively.

In evaluating the independence of each director, the Board has reviewed and deliberated on transactions, relationships, and arrangements between each director or any related person or interest and UMB or any of its subsidiaries. In particular, the Board considered that the independent directors or related persons or interests have varying degrees of banking relationships with UMB or its subsidiaries, such as deposit accounts, extensions of credit, trust services, or investment services. All of these transactions, relationships, and arrangements, in the judgment of the Board, were made on terms and under circumstances at least as favorable to UMB or its subsidiaries as those that were prevailing at the time for comparable transactions, relationships, or arrangements with unrelated persons or interests or those that would have applied to unrelated persons or interests. The Board also concluded that none of these banking transactions, relationships, or arrangements require disclosure under SEC rules. See “Transactions with Related Persons” later in this section. The Board determined as well that no independent director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Committees of the Board of Directors

UMB has four standing committees that are comprised only of independent directors (the “Committees”): the Compensation Committee, the Corporate Audit Committee (“Audit Committee”), the Governance Committee, and the Risk Committee. The charter for each of these Committees can be found on the “Investor Relations” section of our website at investorrelations.umb.com by then selecting “Governance Documents” under the heading “Governance.”

Compensation Committee

The Compensation Committee is currently comprised of Robin C. Beery (Chair), Janine A. Davidson, Gordon E. Lansford III, Timothy R. Murphy and Leroy J. Williams, Jr. All of the members of the Compensation Committee served throughout all of 2023.

The Board has determined that all of the current members are qualified to serve on the Compensation Committee under applicable rules of the SEC, NASDAQ, or the Department of the Treasury (including the independence, non-employee-director, and outside-director requirements for compensation-committee members).

Among the Compensation Committee’s primary functions are the following:

•	assisting the Board in fulfilling its responsibilities to oversee compensation programs, including long- and short-term incentive compensation plans, for the Executive Officers of UMB;

•

overseeing UMB’s management in its preparation of the disclosures and other information relating to executive compensation matters that are required by applicable law to be contained in UMB’s proxy statement;

•	recommending to the Board the compensation of non-employee directors of UMB;

•

establishing and administering the principal components of compensation (including salary, bonuses, incentive programs, and retention awards) for the Chief Executive Officer, the Chief Financial Officer, and other designated Executive Officers of UMB;

•	approving and overseeing the Company’s succession planning for certain key personnel;

•	administering or overseeing the administration of UMB’s equity-based compensation plans, including grants of equity-based compensation; and

•	reviewing stock ownership guidelines for directors and Executive Officers, and recommending, from time to time, changes in the guidelines to the Board.

The Compensation Committee also (1) reviews and makes recommendations in connection with matters involving say-on-pay and say-when-on-pay votes by UMB’s shareholders and (2) reviews and approves or ratifies related person transactions involving compensation.

A narrative description of the processes for considering and determining executive and director compensation, including (a) the Compensation Committee’s authority and the extent to which that authority may be delegated and (b) the roles of UMB’s Executive Officers and compensation consultants in determining or recommending the amount or form of executive and director compensation, can be found in “Compensation Discussion and Analysis” and “Corporate Governance—2023 Director Compensation” later in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

During 2023, no UMB Executive Officer served as a member of the board of directors or the compensation committee of any entity with one or more Executive Officers serving on our Board or Compensation Committee, nor has any such relationship existed in the past. No director who served on the Compensation Committee during 2023 is or was formerly an officer or employee of UMB.

Audit Committee

The Audit Committee is currently comprised of Gordon E. Lansford III (Chair), Kevin C. Gallagher, Timothy R. Murphy and Kris A. Robbins. Each of these directors served on the Audit Committee throughout all of 2023. The Board has determined that all of the members are qualified to serve on the Audit Committee under applicable rules of the SEC or NASDAQ (including the heightened independence requirements for audit committee members) and that Mr. Lansford and Mr. Robbins are audit committee financial experts and financially sophisticated under those applicable rules.

Our Audit Committee assists the Board in fulfilling its responsibilities to oversee the quality and integrity of the accounting, financial-reporting, and internal-control functions of UMB and its subsidiaries. In particular, the Audit Committee’s role includes assisting the Board in overseeing:

•	the integrity of UMB’s financial statements and related reporting processes;

•	the qualifications, independence, and performance of UMB’s independent registered public accounting firm;

•	the performance of UMB’s internal audit function;

•	implementation of new accounting standards;

•	resolutions of internal control issues, if identified;

•	use of non-GAAP measures; and

•	UMB’s compliance with regulatory and other legal requirements.

The Audit Committee has sole authority over the appointment and replacement of UMB’s independent registered public accounting firms and is directly responsible for the compensation and oversight of UMB’s independent auditors. The Audit Committee also approves the risk-assessment methodology, risk assessment, and annual audit plan of the internal audit function and all decisions on the appointment, removal, and compensation of UMB’s Chief

Audit Executive. In addition, the Audit Committee (1) reviews and approves or ratifies related person transactions (other than those involving compensation that are reviewed and addressed by the Compensation Committee), (2) reviews the summary of any complaint reporting a violation of the Code of Ethics, applicable law, or relevant UMB policies and monitors any authorized internal investigation of such a complaint, (3) establishes procedures for the receipt, retention, and treatment of any complaint about accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by UMB’s associates of any concern about questionable accounting or auditing matters, and (4) oversees certain indemnification and related advancement of expenses decision processes for directors, officers and employees.

Governance Committee

The Governance Committee is currently comprised of Greg M. Graves (Chair), Janine A. Davidson, Tamara M. Peterman and L. Joshua Sosland. Each of these directors served on the Governance Committee throughout all of 2023.

Among the Governance Committee’s primary functions are the following:

•	making recommendations about the size, organization, and composition of the Board as well as its committee structure and make-up;

•	identifying and evaluating candidates to become or remain members of the Board;

•	recommending director nominees for each Committee (including the Chair of each Committee);

•	leading the Board in its periodic reviews of its and each Committee’s performance;

•	assisting the Board in attracting and electing qualified and experienced independent directors;

•	reviewing and recommending changes to the Governance Guidelines for approval by the Board;

•	monitoring the effectiveness of the Board;

•	evaluating and making recommendations to the Board about corporate governance policies and practices;

•	reviewing the Company’s environmental, social and governance practices and overseeing the activities of the Environmental Social and Governance Committee;

•	overseeing the Company’s shareholder engagement activities; and

•	providing consultation or assistance to the Board on other corporate governance matters that may be referred by the Board from time to time.

The Governance Committee has incorporated its policies on the nomination process for directors into the Governance Guidelines. See “Proposal #1—Election of Directors” later in this Proxy Statement.

Risk Committee

The Risk Committee is comprised of Kris A. Robbins (Chair), Robin C. Beery, Kevin C. Gallagher, Tamara M. Peterman, L. Joshua Sosland, and Leroy J. Williams, Jr. All members served on the Risk Committee throughout all of 2023.

Among the Risk Committee’s primary functions are the following:

•

approving and periodically reviewing the Enterprise Risk Management Policy, including statements of risk appetite, and adapting the Enterprise Risk Management Policy when and as appropriate to changes in UMB’s structure, risk profile, complexity, activities, or size;

•	overseeing the operation of UMB’s global risk management framework commensurate with UMB’s structure, risk profile, complexity, activities, and size;

•	overseeing UMB’s global risk management framework including:

¡	appropriate policies and procedures establishing risk management governance, risk-management procedures, and risk-control infrastructure for UMB’s global operations,

¡

appropriate processes and systems, such as strategic risk assessments and key risk indicators, for identifying and reporting risks and risk management deficiencies (including in connection with emerging risks) and for ensuring effective and timely implementation of actions to address emerging risks and risk management deficiencies for UMB’s global operations,

¡	appropriate processes and systems for establishing managerial and employee responsibility for risk management,

¡	appropriate processes and systems for ensuring the independence of the risk management function,

¡	appropriate processes and systems for integrating risk management and associated controls with management goals and UMB’s compensation structure for its global operations,

¡	appropriate processes and systems for conducting internal loan reviews according to annual or other periodically established plans, and

¡

appropriate processes and systems for otherwise implementing and monitoring compliance with UMB’s policies and procedures establishing risk management governance, risk management procedures, and risk-control infrastructure for its global operations;

•

receiving and reviewing reports from the Chief Risk Officer, the officer in charge of the internal loan review function, the Asset and Liability Committee, the Credit Committee, and the Enterprise Risk Committee;

•	receiving and reviewing examination reports and other communications from regulatory agencies that supervise or otherwise exercise authority over UMB or any of its subsidiaries; and

•	overseeing the allocation of appropriate resources for UMB’s global risk management framework.

The Board’s Role in Risk Oversight

Among the Board’s specific responsibilities is oversight of the risk-management policies of UMB’s global operations and the operation of UMB’s global risk management framework.

The Risk Committee is charged with approving and periodically reviewing the risk management policies of UMB’s global operations, including statements of risk appetite, and adapting the Enterprise Risk Management Policy when and as appropriate to changes in our structure, risk profile, complexity, activities, or size.

The Board also has created three committees comprised of senior officers of UMB or its subsidiaries to support the Risk Committee in developing and overseeing the operation of the Enterprise Risk Management Policy:

•

the Asset and Liability Committee, which assists in the oversight of (1) the assets and liabilities of UMB and UMB Bank, n.a. (the “Bank”), (2) the liquidity, interest-rate, market, or similar risk-management practices of UMB and the Bank, and (3) the capital positions of UMB and the Bank;

•	the Credit Committee, which assists in the oversight of the credit, counterparty, or similar risk-management practices of UMB and the Bank; and

•	the Enterprise Risk Committee, which assists in the oversight of the strategic, operational, reputational, compliance, or similar risk-management practices of UMB and the Bank.

In addition, the Audit Committee assists the Board in fulfilling its responsibilities to oversee the quality and integrity of the accounting, financial reporting, and internal control functions of UMB and its subsidiaries. The Compensation Committee likewise assists the Board in ensuring that UMB’s compensation programs incent balanced risk-taking within established appetites, tolerances, and limits and promote the sustained operating and financial performance of UMB.

UMB maintains as well, under the leadership of its Chief Risk Officer, a robust enterprise risk management program designed to identify, quantify, monitor, report, and control risks that we face. The Chief Risk Officer supplies the Board, directly or through the Risk Committee, with regular reports on the operation of this program, the evolving risks to our businesses, and the controls and other mitigants utilized to manage those risks. The Board, in turn, considers these reports, as well as other information from management or third parties, in reviewing and approving our strategic direction and otherwise overseeing and directing our business and affairs.

Related Governance Matters

Environmental, Social, and Governance Oversight

At UMB, we endeavor to be a good corporate citizen, focusing on prudent business practices, efficient and sustainable resource use, transparent governance, and diversity and inclusion. We care about our associates, our communities and the environment, and because we care, we are passionate about delivering on pursuing our goals and objectives and meeting the ever-evolving needs of the world around us with thoughtful consideration and open minds. We closely analyze how we do business through the lens of environmental, social, and governance considerations. We recognize that oversight of environmental, social and governance issues helps to minimize risks to our shareholders, and just as importantly, it helps reinforce our core values of doing the right thing, supporting our associates and our communities, and providing the unparalleled customer experience.

The Governance Committee and the Board generally oversee our environmental, social and governance (“ESG”) goals and objectives and support implementation of the Company’s ESG priorities. As part of UMB’s commitment to corporate citizenship and ESG matters, UMB evaluates its ESG performance on a continuous basis and voluntarily publishes information relating to our ESG program and ESG matters and metrics in the Corporate Citizenship and ESG Report which can be found at www.umb.com/corporatecitizenship; provided that we do not incorporate by reference herein any information at such website.

Execution of UMB’s ESG strategy is overseen by UMB’s ESG Committee, which is not a Board committee. The ESG Committee is chaired by our Chief Administrative Officer and is comprised of senior executive officers of UMB or its subsidiaries. The ESG Committee supports the Governance Committee and the Board in establishing strategy, policies and practices, and public disclosures related to environmental, health and safety, corporate social responsibility, corporate governance and sustainability. The ESG Committee provides regular reports to the Governance Committee on ESG activities and risks.

Shareholder Engagement and Outreach

UMB engages with our shareholders and other stakeholders throughout the year to help the Board and management gather feedback on a variety of topics. On a routine basis, our investor relations team meets with investors, potential investors and analysts with discussion often centering around performance, outlook for our markets, and strategic initiatives for delivering growth and shareholder value. These meetings are typically inclusive of our CEO and Chairman of the Board, our Chief Financial Officer and our Director of Investor Relations.

In addition, since the last annual meeting of the shareholders, UMB added an outreach focused on governance and corporate responsibility issues to its program. In 2023, UMB invited its top ten institutional shareholders (measured by ownership) and several additional shareholders with whom UMB had meaningfully engaged in the recent past, to participate in discussions geared specifically towards governance and other corporate responsibility matters. The shareholders invited represent more than half of the Company’s issued and outstanding shares.

Shareholder discussions were subsequently held with UMB’s Chief Administrative Officer, General Counsel, Director of Investor Relations and others in attendance. The conversations focused on Board composition, diversity and inclusion, environmental considerations, disclosures and other corporate responsibility-related matters. Results were reported to management and the Governance Committee to inform ongoing discussions, decisions and planning around the Company, Board composition and future nominees, disclosures and other matters. The Company intends to continue these shareholder discussions in 2024.

Succession Planning

Our governance framework prioritizes senior leadership succession planning as an important element in facilitating business continuity and long-term, sustainable business practices. In accordance with our Corporate Governance Guidelines, the Board is responsible for the selection and regular evaluation of the Chief Executive Officer, overseeing the selection and performance of senior management, and working with the Chief Executive Officer on succession planning. The Compensation Committee is responsible for overseeing the succession planning process. To that end, the Board annually reviews the succession plan for the CEO and the other Executive Officers. Among other things, succession planning identifies “readiness” level and ranking for internal candidates while caring for the potential need to hire an external candidate as succession options. The Company’s succession planning activities additionally address emergency succession planning in the event of an unforeseen and/or materially disruptive event necessitating a change in CEO and other Executive Officer roles.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings of Shareholders

Our Board met five times in 2023, and the independent directors met in executive session chaired by the Lead Director four times. In addition, during the year, the Audit Committee met five times, the Compensation Committee met five times and acted twice by unanimous written consent, the Governance Committee met four times, and the Risk Committee met four times.

Each director attended at least 75% of the meetings of our Board and the Committees on which he or she served as a regular member during 2023.

We strongly encourage our directors to attend the annual meeting of shareholders in order to provide an opportunity for informal communication between directors and shareholders and to enhance the Board’s understanding of shareholder priorities and perspectives. All of our directors who were nominated to serve on the Board attended the 2023 annual meeting of the shareholders, which was held virtually.

Communications with the Board of Directors

If any shareholder wishes to communicate with the Board or individual directors, the communication must be in writing, addressed to the Board or the director, and delivered to the following address: UMB Financial Corporation, c/o the Corporate Secretary and the Chair of the Corporate Governance & Nominating Committee, 1010 Grand Boulevard, Kansas City, Missouri 64106. The Secretary will acknowledge the communication and will provide the Chair of the Board and the Chair of the Governance Committee with a copy or a summary. Any or no action may be taken in response to the communication as is judged to be necessary or appropriate and consistent with applicable law. Any director may review a log of all communications that have been received by the Secretary and addressed to the Board or individual directors and may obtain from the Secretary a copy of those communications. Any communication from a shareholder that expresses a concern about any accounting, financial reporting, or internal control matter will be promptly conveyed to the Chair of the Audit Committee and will be addressed consistent with the processes and procedures adopted by the Audit Committee.

Transactions with Related Persons

Statement of Policy and Process

We have adopted a written Statement of Policy and Process (the “Statement of Policy and Process”) that requires the Audit Committee to review and to approve or ratify any related person transaction, other than one involving compensation that is reviewed and addressed by the Compensation Committee.

A “related person transaction” under the Statement of Policy and Process is an existing or currently proposed transaction or series of similar transactions where (1) UMB or any of its subsidiaries was or will be a participant, (2) the amount involved exceeds $120,000, and (3) any related person had or will have a direct or indirect material interest. Related person transactions include any existing or currently proposed transaction or series of similar transactions for which disclosure under SEC rules is mandated. The term “related person” under SEC rules means, at the applicable time, (a) any director or Executive Officer of UMB, (b) any nominee to the Board, (c) any beneficial owner of more than 5% of UMB stock, and (d) any immediate family member (as defined by SEC rules) of any of those directors, Executive Officers, nominees, or beneficial owners. An indirect material interest can arise from a related person’s position or relationship with a firm, corporation, or other entity that engages in a transaction with UMB.

No review, approval, or ratification, however, is required under the Statement of Policy and Process for a transaction (i) where the rates or charges involved are determined by competitive bids, (ii) involving the rendering of services as a common or contract carrier or a public utility at rates or charges fixed in conformity with law or governmental authority, (iii) involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services, (iv) where the interest of the related person arises solely from the ownership of UMB stock and all holders of UMB stock receive the same benefit on a pro rata basis, or (v) involving indebtedness extended by any of UMB’s banking or broker-dealer subsidiaries if the extension of credit was made in the ordinary course of business, was made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

Key personnel in businesses and operations of UMB or its subsidiaries that could possibly engage in related person transactions are responsible for monitoring and reporting to the General Counsel any existing or contemplated transaction that may be covered by the Statement of Policy and Process. The General Counsel will review this and other appropriate information, will inform the Audit Committee of any transaction that may require review, and will provide the Audit Committee with the information necessary to conduct the review. If any transaction is executed without the Audit Committee’s prior approval and the Audit Committee decides not to ratify it, UMB’s management will be directed by the Audit Committee to rescind or terminate the transaction as promptly and on as favorable of terms as feasible.

No member of the Audit Committee or the Compensation Committee participates in any review or consideration of any related person transaction involving the member, the member’s immediate family, or a related entity.

Under the Statement of Policy and Process, when considering whether to approve or ratify a related person transaction, the Audit Committee will consider (A) the terms of the transaction, (B) whether consummation of the transaction is consistent with the best interests of UMB and its shareholders, (C) the benefits likely to accrue to UMB, (D) the extent of the related person’s interest in the transaction, (E) whether the transaction presents a heightened risk of conflicts of interest, an improper valuation or the perception of such a conflict or improper valuation, (F) any impact that the transaction may have on a director’s independence, (G) the availability of comparable products or services from sources other than the related person, (H) whether the transaction is on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances or on terms comparable to those provided to UMB’s employees generally, and (I) whether UMB is obtaining products or services of a nature, quantity, or quality or on other terms that are not readily available from alternative sources.

Transactions Since January 1, 2023

In accordance with the Statement of Policy and Process, the Audit Committee has reviewed and approved the following transactions since January 1, 2023:

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For more than 20 years, the Bank has leased from Pioneer Service Corporation (“Pioneer”) one or more commercial billboards in the Kansas City metropolitan area and has used these billboards exclusively for the Bank’s purposes. Approximately 93% of the stock of Pioneer is collectively owned by former director Alexander C. Kemper, J. Mariner Kemper, and members of their immediate families and related entities. Each of these named individuals also serves or served as an executive officer of Pioneer. In October 2021, the Audit Committee considered and approved a three-year renewal of the lease (2022-2024), with an associated annual rental payment of $126,810. UMB made payments of $126,810 to Pioneer during 2023. Lease payments for 2024 are expected to be $126,810 per year. UMB may evaluate the arrangement to determine whether it will request extension of the lease beyond 2024. Any renewal of the lease will be approved by the Audit Committee.

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As was previously disclosed in the Company’s 2023 proxy statement, in April of 2022, a representative of one of UMB’s subsidiaries advised several clients (the “Clients”) to purchase undivided wellbore interests. After the purchases, it was determined that the investments were not handled according to UMB policy, and the recommendation was made to reimburse the Clients for their respective purchases, as well as the costs associated with selling the investments. One of the Clients was the Megan Kemper Trust. Megan Kemper is the wife of J. Mariner Kemper, the Company’s Chief Executive Officer and Chairman of the Board. The proceeds from the sale were assigned to UMB. In January of 2023, the Audit Committee reviewed, and approved, the reimbursement of all of the Clients, including the Megan Kemper Trust, on the terms described above. The transaction approved, as it relates to the Megan Kemper Trust, totaled $250,000 (prior to reimbursement of the proceeds) plus expenses associated with the sale of the interest.

The Audit Committee also has recognized that many of UMB’s related persons have engaged in credit or other banking transactions with one or more of UMB’s banking or broker-dealer subsidiaries in the ordinary course of each such subsidiary’s business. Each transaction was executed on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features.

In addition, in 2023 the Compensation Committee reviewed and approved the compensation for Heather Miller, the sister of J. Mariner Kemper and Alexander C. Kemper (who was a director at the time of the approval). Ms. Miller was the Executive Vice President of Sales, Marketing and Communications for UMB until her retirement in May of 2023. In 2023, UMB paid compensation to Ms. Miller totaling $126,385. No payments to Ms. Miller are expected for 2024.

There has been no transaction since January 1, 2023, that is required to be reported under Item 404(a) but that did not require review and approval or ratification under the Statement of Policy and Process or for which the Statement of Policy and Process was not followed.

2023 DIRECTOR COMPENSATION

For their service on the Board during 2023, non-employee directors received an annual retainer of (1) $55,000 in cash and (2) fully vested UMB stock having, on the grant date, a value equal to $70,000 for our Lead Independent Director, and $65,000 for all other directors. No separate fee is paid for attendance at meetings of the Board. Directors who are also employees of UMB receive no separate compensation for serving on the Board. In addition, for 2023, the Lead Director received an annual retainer of $25,000 in cash and the Chairs of each of the Committees receive an annual cash retainer in the following amounts: Audit Committee—$24,000, Risk Committee—$18,000, Compensation Committee—$18,000, and Governance Committee—$13,000. The non-Chair members of the Audit Committee, the Compensation Committee, the Governance Committee, and the Risk Committee each received additional annual cash retainers of $12,000, $9,000, $6,500 and $9,000, respectively. All cash retainers are paid quarterly and in arrears.

The total compensation received by UMB’s non-employee directors for 2023 is reflected in the following table:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)

Robin C. Beery	82,046	64,914	146,960

Janine A. Davidson	70,546	64,914	135,460

Kevin C. Gallagher	76,046	64,914	140,960

Greg M. Graves	93,031	69,921	162,952

Alexander C. Kemper (3)	41,326	64,914	106,240

Gordon E. Lansford III	88,046	64,914	152,960

Timothy R. Murphy	76,046	64,914	140,960

Tamara M. Peterman	70,546	64,914	135,460

Kris A. Robbins	85,046	64,914	149,960

L. Joshua Sosland	70,546	64,914	135,460

Leroy J. Williams, Jr.	73,046	64,914	137,960

(1)	These are the total fees earned during 2023, including an amount equal to the stub cash portion of the equity retainer for 2023 that was paid during 2024.

(2)

Amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Information about the assumptions made in the valuation of equity awards is included in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024, under the heading “Accounting for Stock-Based Compensation,” in Note 1, Summary of Significant Accounting Policies, and in Note 11, Employee Benefits. The amount includes only the equity retainer earned in 2022 and issued on January 27, 2023.

(3)	Mr. Kemper resigned from the Company’s Board of Directors, effective August 18, 2023.

PROPOSAL #1—ELECTION OF DIRECTORS

Nomination Process

The Governance Committee is responsible for periodically reviewing and recommending to the Board the desired characteristics of directors and the optimal composition of the Board as a whole. We believe that diversity among our directors enriches Company decision-making and fosters robust, critical thinking.

The Governance Committee may consider existing directors for renomination and may use search firms or other resources to identify other potential director candidates. The Governance Committee also considers potential director candidates who are recommended by shareholders in compliance with applicable law and our Bylaws. Any recommendation by shareholders must include the potential director candidate’s name, biographical information, and qualifications and must be submitted in writing to the Corporate Governance & Nominating Committee, UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106. The Governance Committee uses the same criteria to evaluate all potential director candidates regardless of how they have been identified.

In recommending and nominating director candidates, the Governance Committee and the Board consider the following to be minimum qualifications:

•	The candidate should be an individual of the highest character and integrity and should have an inquiring mind, vision, a willingness to ask hard questions, and the ability to work well with others.

•	The candidate should have a personal and professional reputation that is consistent with the image and reputation of UMB.

•

The candidate should be free of any relationship or conflict of interest that is inconsistent with applicable law or that would interfere with the proper exercise of the fiduciary duties of a director.

•	The candidate should be willing and able to devote sufficient time and attention to the affairs of UMB and to diligently fulfill the responsibilities of a director.

•	The candidate should have the capacity and desire to represent the balanced and best interests of the shareholders as a whole.

The Governance Committee and the Board also give weight to other factors that are expected to enhance the effectiveness of the Board and its Committees. Among these are diversity—including in terms of geographic region, professional or business experience, gender, race, ethnicity, national origin, and specialized education or expertise— and particular talents, relationships, or other qualities that are likely to contribute in a meaningful way to increasing the fundamental value of UMB and creating long-term value for shareholders. Our Governance Guidelines require that all director searches include candidates who are either gender or racially diverse. Additionally, the Governance Committee and the Board consider the evolving needs of UMB based on its strategic direction, business segments, growth objectives, risk appetites, geographic footprint, and tradition of providing the unparalleled customer experience.

The effectiveness of these processes and policies is assessed by the Governance Committee in connection with its periodic evaluation of the Board’s and each Committee’s performance as contemplated by the Governance Guidelines.

Shareholders wishing to provide notice of director nominations and solicit proxies under Rule 14a-19 of the Exchange Act for shareholder nominees must comply with all applicable requirements of the Exchange Act, and the Company’s Bylaws, which include certain advance notification requirements. See “Shareholders Proposals” later in this Proxy Statement for further discussion.

Nominations

The Governance Committee is dedicated to assembling a Board that excels in fulfilling these responsibilities, exercises independent leadership and oversight of management, and operates in a cohesive and effective manner.

The Governance Committee has recommended, and the Board has nominated, the slate of 11 director nominees identified below for election to the Board for terms ending at the earlier of the 2025 annual meeting of shareholders, or until a director’s earlier death, resignation, removal, disqualification or failure to be elected. All of the nominees currently serve as directors and have been nominated for re-election based on their qualifications and performance throughout 2023. The Governance Committee believes that each existing director brings applicable talents, relationships, professional or business experience, specialized education or expertise, and other qualities to UMB and these directors meaningfully contribute to increasing the fundamental value of UMB and creating long-term value for shareholders.

Each of the nominees has agreed to be nominated and, if elected, to serve as a director. We do not anticipate that any nominee will become unavailable for election, but under our Bylaws, the shares represented by proxy and voting for any Company nominee who unexpectedly becomes unavailable prior to the election will be voted instead for a substitute candidate nominated by the Board. We are not aware of any arrangements or understandings between the nominees and any other person pursuant to which such persons were selected as a director or nominee.

Name	Age	Positions or Offices with UMB	Director Since

Robin C. Beery	56	Director	2015

Janine A. Davidson	57	Director	2020

Kevin C. Gallagher	55	Director	2007

Greg M. Graves	66	Director	2003

J. Mariner Kemper	51	Chairman, CEO, and Director	2004

Gordon E. Lansford III	53	Director	2017

Timothy R. Murphy	68	Director	2016

Tamara M. Peterman	66	Director	2019

Kris A. Robbins	65	Director	2000

L. Joshua Sosland	63	Director	1998

Leroy J. Williams, Jr.	59	Director	2016

Board Diversity

Our Board continually identifies key qualifications, attributes, skills and experiences that are important to be represented on the Board as a whole, particularly given UMB’s current needs and priorities, and future planning. In addition, UMB believes that diversity plays an important role in a well-functioning Board, and in addition to complying with NASDAQ’s diversity requirements, we continue to evaluate diversity as an important factor in any director candidate. Our director nominees bring a balance of these qualifications, attributes, skills and experiences as shown in the matrix on the following page.

Experience, Expertise or Attribute

Leadership	X	X	X	X	X	X	X	X	X	X	X

Finance	X		X	X	X	X	X	X	X	X	X

Corporate Governance	X			X	X	X			X		X

Regulatory	X	X			X			X	X		X

Information Security/Technology	X	X	X	X	X	X			X		X

Risk Management	X	X	X		X	X		X	X	X	X

Mergers and Acquisitions	X		X	X	X	X	X		X		X

Business Ops/Strategic Planning	X	X	X	X	X	X	X	X	X		X

Board Diversity Matrix (as of March 13, 2024)

Total Number of Directors	11

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors	3	8	0	0

Part II: Demographic Background

African American or Black	0	1	0	0

Alaskan Native or Native American	0	0	0	0

Asian	0	0	0	0

Hispanic or Latinx	0	0	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	3	7	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	0

Did Not Disclose Demographic Background	0

Board Diversity Matrix (as of March 14, 2023)

Total Number of Directors	12

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors	3	9	0	0

Part II: Demographic Background

African American or Black	0	1	0	0

Alaskan Native or Native American	0	0	0	0

Asian	0	0	0	0

Hispanic or Latinx	0	0	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	3	8	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	0

Did Not Disclose Demographic Background	0

Robin C. Beery

Ms. Beery has 30 years of experience in financial services and asset management, with strong knowledge of traditional and alternative investment products and specialized expertise in B2B and B2C distribution, brand strategy and reputation management, and product marketing and packaging. Ms. Beery served as Executive Vice President, Head of US Distribution, for Janus Capital Group (now Janus Henderson Investors) a publicly traded asset-management company, from September 2009 until her retirement from Janus in August 2014. She also served as CEO and President of the Janus Mutual Funds business during that period and was a member of the Janus Executive Committee from 2003 to 2014. In her capacity leading US Distribution, Ms. Beery had oversight of sales, client service, product, marketing, and corporate communications. From April 2003 to September 2009, she served as Executive Vice President, Chief Marketing Officer for Janus Capital Group, and was the President of the Janus Foundation from

2000 to 2014, overseeing the firm’s philanthropic endeavors and community relations.

Ms. Beery has served as an independent fund board trustee for the Hartford Multi-Factor Exchange-Traded Funds (formerly branded Lattice Strategies) since December 2014, the Hartford Exchange-Traded Funds since December 2016, the Hartford Mutual Funds since May of 2017, and the Hartford Schroders Private Opportunities Fund since July of 2023, and is a member of the Investment Committee and Chair of the Nominating and Governance Committee. Ms. Beery also serves as a senior business leader at ArrowMark Partners, an investment management boutique with specialized expertise in private and alternative credit and small cap equity strategies, since March 2015.

Janine A. Davidson

Janine A. Davidson, PhD, has served as president of the Metropolitan State University of Denver, Colorado’s third largest public university and only access-oriented University in the state, since July of 2017. As president, she is responsible for the University’s strategic direction, financial well-being and daily operations, serving nearly 20,000 graduate and undergraduate students. From March 2016 through January 2017, she served as the 32nd undersecretary of the United States Navy. In that role, Dr. Davidson was responsible for much of the operational and budgetary considerations for the United States Department of the Navy and Marine Corps, including prioritization of research, development and procurement, readiness, modernization and the health and well-being of military and civilian personnel and families. Dr. Davidson's prior professional experience includes: Senior Fellow, Defense Policy at the Council on Foreign Relations from January 2014 through March 2016, Adjunct Professor at Georgetown University

from January 2015 through May 2015, Assistant Professor at George Mason University from August 2012 to January of 2014, and various civilian policy positions in the Department of Defense from April 2009 through March 2012. Dr. Davidson began her career as an Air Force officer, global cargo pilot, and aviation and aerobatics flight instructor with the U.S. Air Force Academy. Dr. Davidson brings to the Board over 30 years of academic, civilian and military service, with expertise in the areas of organizational leadership, higher education, defense and public policy. She is a fellow in the National Academy of Public Administration and a life member of the Council on Foreign Relations. She is also a member of the Secretary of State’s Foreign Affairs Advisory Board and the Chair of the Secretary of Defense’s Defense Policy Board.

Kevin C. Gallagher

Mr. Gallagher is currently Chairman of Gallagher Industries, LLC, a private holding company of lower middle-market companies, a position he has held since 2005. He has entrepreneurial experience and marketing experience gained from serving as chief executive officer of a large complex diversified operation with companies in both the manufacturing and service industries. He also brings to the Board community-relations experience and experience in investments, mergers, and acquisitions.

Greg M. Graves

Mr. Graves previously served as Chairman and Chief Executive Officer of Burns & McDonnell, a consulting engineering company headquartered in Kansas City, Missouri, with offices and operations throughout the United States, until his retirement in December 2016. Prior to being named Chairman, he served as the President and Chief Executive Officer from October 2003 until December 2008; from January 2003 through October 2003, he served as the President and Chief Operating Officer. He served as General Manager of that company’s Energy Division from November 1997 through June 2001 and as President of its Energy Group from July 2001 through December 2002. Mr. Graves’s experience as chief executive officer of a large engineering company, with multiple offices and projects located throughout the United States and abroad, gives him leadership skills and growth management skills. He also has human-resources experience gained through his management of a large number of professionals and managers.

J. Mariner Kemper

Mr. Kemper has served as the Chairman and Chief Executive Officer of UMB since May 2004. Mr. Kemper was President of UMB from November 2015 until January 2024. He was the Chairman and Chief Executive Officer of the Bank between December 2012 and January 2014, the Chairman of UMB Bank Colorado, n.a. (a prior subsidiary of UMB) between 2000 and 2012, and the President of UMB Bank Colorado, n.a. from 1997 to 2000. As the Chairman and Chief Executive Officer of UMB for the past nearly 19 years, Mr. Kemper brings to the Board skills in leadership, consensus building, and the implementation of UMB’s key strategies. He has detailed knowledge of UMB’s key business and operational strategies and branding and possesses operations experience and knowledge of every aspect of UMB's business. He also has specialized knowledge of the investments, banking, and financial-services industries as well as extensive community-relations experience, with involvement in civic and business organizations in Kansas City and Colorado.

Gordon E. Lansford III

Mr. Lansford has served as President and Chief Executive Officer of JE Dunn Construction Company, a national commercial contractor headquartered in Kansas City, Missouri, since January 2014. Prior to being named as President and CEO, he served as Chief Financial Officer from 1998 to December 2013, and before then, he served as the Director of Internal Audit. Prior to his employment with JE Dunn, Mr. Lansford was employed by KPMG LLP as a Certified Public Accountant. Mr. Lansford was previously a member of the board of directors for the Bank until January 2016, when that board’s membership was consolidated with that of the Company’s. Mr. Lansford has relevant experience overseeing operations, finance, legal, risk management, investments, human resources and information technology.

Timothy R. Murphy

Mr. Murphy has been the Executive Chairman of Murphy-Hoffman Company (“MHC”) since January 2017, holding responsibilities associated with company oversight and strategic growth initiatives. Prior to this time, and beginning in 1989, Mr. Murphy served as the Chief Executive Officer. MHC is a large, privately-owned heavy and medium duty truck dealer in North America. In addition, Mr. Murphy has served on numerous supplier councils to the trucking industry, including two terms as Chairman of the North American Kenworth Dealer Council. Mr. Murphy brings significant organizational, business expertise, including specialized knowledge of UMB, having served as a board member for the Bank from 1999 through January 2016.

Tamara M. Peterman

Tamara (Tammy) M. Peterman, MS, RN, FAAN, was appointed as Executive Vice President, Chief Operating Officer and Chief Nursing Officer of the University of Kansas Health System in July 2007. In July 2018, Ms. Peterman assumed the additional role of President, Kansas City Division. In her roles with the University of Kansas Health System, Ms. Peterman oversees the operations of all health system locations within the Kansas City metropolitan area, assuring key operational goals related to quality, service, people, growth and financial stability are achieved. In collaboration with others on the senior executive team, Ms. Peterman also provides strategic operational oversight and specific strategic guidance for nursing services and day-to-day operations across all locations of the health system. Ms. Peterman has relevant experience overseeing operations, financial performance, regulatory, and risk management. She also provides specialized industry knowledge related to healthcare.

Kris A. Robbins

Mr. Robbins was previously employed by Security Benefit Corporation (“Security Benefit”) and its companies from 1997 until his retirement in February 2010, serving as its Chief Executive Officer for over 10 years, and as Chairman and CEO for 6 years. During his tenure, Security Benefit managed over $40 billion in assets and provided annuities, mutual funds, exchange- traded funds, retirement plans, and business-processing services throughout the United States. Following his retirement from Security Benefit, Mr. Robbins co-founded and is currently the Chief Executive Officer of Clearleaf Finance, a hedge fund manager that invests in short duration, specialty assets involved in liens, private asset-based finance and factoring, and President of its servicing arm, Purestone Loan Services. He also provides private-equity, angel-investment, and advisory services through KARobbins LLC. Mr. Robbins once served on the board and chaired the audit committee of Compliance Assurance Corporation (PA) until its sale in

November 2012 to Stone River Risk and Compliance. Mr. Robbins also served on the board and audit committee of Key Health from April 2011 through 2015. Mr. Robbins brings to the Board financial literacy skills, developed in over 30 years of professional experience and education in accounting and financial management. In addition, he has significant experience and knowledge relating to operations, investments, risk and capital management, gained from his leadership of large, highly regulated financial-services business that had significant growth and changes in products (including public company experience). Mr. Robbins provides specialized industry knowledge in key areas of investments, risk management, and insurance as well.

L. Joshua Sosland

Mr. Sosland has served as the President of Sosland Publishing Co., Kansas City, Missouri, since July 2015 and Vice President of Sosland Companies, Inc., Kansas City, Missouri, since 1993. Established in 1922, the Sosland Companies are primarily engaged in trade publications for the baking, flour-milling, and food-processing industries. Mr. Sosland has also served as editor of Milling & Baking News since 2000 and editor or editor-in-chief of Food Business News since 2004. Mr. Sosland contributes significant investment experience and expertise, as well as board and governance expertise, with more than 20 years of service on our Board and several years of service on the trust policy committee of the Bank. The economic analytical skills developed from his formal education, as well as his publishing experience covering and analyzing the food-processing industry, enable him to provide valuable analyses of investment and acquisition activities. Through his many years of service on and prior leadership of the Board's compensation committee, Mr. Sosland also has detailed knowledge of the development and implementation of UMB’s executive incentive-compensation plans.

Leroy J. Williams, Jr.

Mr. Williams is the founder and Chief Executive Officer of CyberTekIQ, LLC, a consulting firm which partners with clients to maximize business performance through smart technology investments and the deployment of information security best practices, a position he has held since October 2016. He previously served as the Global Chief Information Officer of Ball Corporation (NYSE: BLL) from May 2005 until July 2016. Mr. Williams brings to the Board over 25 years of experience in managing technology innovation that is designed to maximize business returns across multiple industries, including in the manufacturing, public-sector, telecommunications, and financial-services industries. Mr. Williams also brings to the Board valuable expertise in the areas of cybersecurity and enterprise risk management and experience in managing large, complex transformational efforts on a global scale. Mr. Williams has served on the Board of Directors of Molson Coors Beverage Company since April 2022.

The Board recommends that shareholders vote FOR the election of each of the 11 nominees to our Board.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

UMB’s executive compensation program is designed to attract, retain, motivate and reward leaders that promote the long-term success of the Company. Our Compensation Committee is responsible for oversight of the compensation program for all Executive Officers. This Compensation Discussion and Analysis (“CD&A”) describes the material elements of the compensation program for our “Named Executive Officers” or “NEOs” which includes the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), and our three other most highly compensated Executive Officers as of December 31, 2023.

Our Named Executive Officers for 2023 were:

J. Mariner Kemper	Chairman and CEO

Ram Shankar	CFO and Executive Vice President

James D. Rine	Vice Chairman and President; President and CEO of UMB Bank, n.a.

Shannon A. Johnson	Chief Administrative Officer and Executive Vice President

Thomas S. Terry	Chief Credit Officer and Executive Vice President, UMB Bank, n.a.

This CD&A also describes relevant actions involving the compensation of the NEOs since the end of 2023 until the date of this Proxy Statement.

Executive Summary

2023 Business Highlights

Financial performance for the banking industry in 2023 was impacted by continuing increases in short-term interest rates in an effort to curb inflation as well as the residual effects of the failures of three regional banks in Spring 2023. Such market pressures contributed to interest expense that were substantially higher than budgeted amounts. Out of an abundance of caution, we took significant steps to shore up our strong sources of contingent liquidity as well as retain and attract customer deposits. We also moved to eliminate expenses to mitigate the impact of these challenges.

•	Strong Loan Growth: Average loans increased $2.8 billion, or 13.9%, as compared to the fourth quarter of 2022;

•	Exceptional Credit Quality: Net charge-offs were 0.05% of average loans in 2023; and

•	Deposit Growth: Deposits increased $3.2 billion as of year-end 2023 compared to year-end 2022.

Objectives of Our Compensation Program

Our Compensation Committee has established the following goals and objectives for structuring UMB’s executive compensation program and in making individual compensation decisions:

•

Compensation should reward superior performance. Our compensation program should motivate our Executive Officers to perform consistently at high levels. The performance standards used in our short-term and long-term incentive programs should be challenging, but fair, to the Executive Officers.

•

Incentive compensation should reward consistent and sustained performance over the long term. A substantial amount of compensation should vest over multi-year performance periods that are designed to align the interests of the Executive Officers and shareholders. We believe this focus on longer performance periods also helps promote retention and business continuity amongst the Executive Officers.

•

Incentive compensation should emphasize forward-looking performance. A substantial amount of compensation for Executive Officers should be equity-based compensation. We believe equity compensation aligns management and shareholder interests and promotes increased shareholder value.

•

Compensation levels should be competitive to ensure we attract and retain a highly qualified management team to lead and grow the Company. We rely on an experienced and highly talented management team to lead the Company. To promote continued growth and success, we also must develop a strong bench of executives who are ready to meet the needs of the future. To do this, our compensation program must be competitive with our peer group and the industry, allowing us to attract and retain talent that is capable of meeting current and future needs.

•

Incentive compensation should avoid excessive or disproportionate risks. Our incentive compensation practices are designed to appropriately balance risk and reward and to avoid excessive or disproportionate risks.

•

Incentive compensation should encourage stewardship of UMB as a whole. Our Executive Officers are encouraged to focus on the Company performance as a whole as well as their individual business or functional lines. To this end, our incentive compensation includes both company-wide and individual goals, promoting an “us” mentality when it comes to performance.

•

Compensation opportunities should take into account individual incentives and circumstances. Our Executive Officers have various levels of performance, leadership, expertise, responsibilities, and experience. Our compensation program seeks to be flexible enough to recognize these differences and reward those Executive Officers who perform at higher levels.

•

Compensation opportunities should focus on qualitative standards in addition to metrics. While the vast majority of our compensation is tied to quantitative metrics, the Compensation Committee considers factors such as the execution of strategic business priorities in addition to the financial results when making compensation decisions.

Compensation Best Practices

What We Do
Our programs and practices continue to:
✓ Link a significant portion of variable compensation to Company and stock performance
✓ Employ a balanced compensation structure using fixed and variable, short-term and long-term, and cash and equity components
✓ Impose significant stock ownership guidelines for the CEO (6 times base salary) and NEOs (3 times base salary)
✓ Require an annual assessment of incentive compensation risk
✓ Be informed by an independent compensation consultant hired and overseen by the Compensation Committee
✓ Be subject to a comprehensive clawback policy that complies with SEC and NASDAQ requirements

What We Don’t Do
× No individual employment agreements or change-in-control agreements
× No single-trigger change-in-control benefits
× No excise tax gross-ups upon change-in-control
× No hedging or short selling
× No excessive perquisites

Components of Executive Compensation

During 2023, our compensation program consisted of four fundamental components: (1) base salary, (2) short-term cash incentive compensation, (3) long-term incentive compensation, and (4) other benefits and perquisites, as follows.

Compensation Component	Component Elements	Purpose

Base Salary	• Bi-weekly cash payments	• To attract and retain NEOs • To provide a fixed base annual compensation that is market- competitive with other similarly situated financial institutions

Short-Term Cash Incentive Compensation	• Annual cash awards based on the achievement of annual performance goals and the profitability of the Company or business unit	• To motivate the NEOs to exceed annual performance goals that are aligned to our business strategy

Long-Term Incentive Compensation	• Service-based restricted share units • Performance-based restricted share units

•  To promote retention and align the interests of NEOs with the interests of the shareholders by encouraging forward-looking balanced risk- taking, increasing the value for shareholders over the long-term

Other Benefits and Perquisites	• Financial consulting services • Executive physicals • Auto allowance • Country club memberships • Company-provided air travel	• Perquisites are used in limited instances with supportive business rationale, to attract and retain talent

The actual mix of these components varies for each NEO and is dependent on the Compensation Committee’s evaluation of individual performance, strategic value, leadership, responsibilities, competency, experience, and expected future contributions. The Compensation Committee, however, believes that the majority of each NEO’s compensation should be contingent on performance or paid out over time (“at risk”). The following charts illustrate the allocation of direct target compensation for 2023 for our CEO and the annual average allocation of direct target compensation for 2023 for all our NEOs.

The Role of the Compensation Committee

Each year our Compensation Committee reviews and approves the Executive Compensation Principles (the “Executive Compensation Principles”) of the Company. The Compensation Committee has exclusive authority to determine the compensation of the Company’s CEO and approves the compensation of the other Executive Officers. The Compensation Committee also approves the compensation of all directors. In determining the compensation of our NEOs, the Compensation Committee considers information provided by the Compensation Committee’s external compensation consultant and UMB’s management team, as well as information obtained from publicly available sources about the companies in our peer group.

The Role of Executive Officers in the Compensation Decisions

Mr. Kemper, as CEO of the Company, Mr. Rine, as CEO of the Bank, Ms. Johnson, as Chief Administrative Officer, and Mr. Shankar, as Chief Financial Officer, with the assistance of our Human Resources Department, review the performance of the other Executive Officers who report directly to each of them and offer recommendations to the Compensation Committee on the amount and mix of their respective team members’ compensation. These Executive Officers do not participate in the Compensation Committee’s review or determination of their individual performance and compensation.

The Role of the Compensation Consultant

Our Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon (“Aon”), otherwise known as McLagan, as its executive compensation consultant during 2023. In this capacity, Aon advised the Compensation Committee on the structure and design of our executive compensation program, including the amount and mix of compensation for 2023 and 2024, on the Company’s comparative peer group, on regulatory updates, and director compensation. While Aon reports to the Compensation Committee, it also works with the Company’s Human Resources department and senior management to facilitate Compensation Committee work. Representatives of Aon attended all the meetings of the Compensation Committee in 2023 and thus far in 2024.

The Compensation Committee considered factors relevant to Aon’s independence under SEC and NASDAQ rules and has determined that Aon is independent under these factors.

Use of Competitive Data

In order to make market-informed decisions on compensation, the Compensation Committee relied on peer group compensation information provided by Aon. Aon provided the Compensation Committee with comparative analyses based on (1) proxy data from UMB’s identified peer group and (2) industry data from Aon’s proprietary surveys. Our peer group was selected on the basis of asset size, mix of business, annual revenue, market capitalization, employees, and other factors judged by the Compensation Committee to be relevant. The peer group approved and used by the Compensation Committee during 2023 included 15 companies:

Associated Banc-Corp	Hancock Whitney Corporation
BOK Financial Corporation	Old National Bancorp
Cadence Bank	Pinnacle Financial Partners
Columbia Banking System Inc.	Prosperity Bancshares Inc
Commerce Bancshares Inc.	Synovus Financial Corporation
Cullen/Frost Bankers Inc.	Trustmark Corporation
F.N.B. Corporation	Webster Financial Corporation
Fulton Financial Corporation

Executive Compensation for 2023

General Considerations for 2023

Annual compensation decisions for NEOs were primarily made in February 2023 after our Board held its first regular meeting of the year and earnings and other financial results for the prior year were announced. The Compensation Committee weighed a number of general considerations in setting the compensation for each NEO in 2023, including evaluating the job-based factors to determine if the Company’s value of the role differs from the competitive labor market, reviewing the incumbent performance value and evaluating each NEO’s performance in his or her respective role, to come to a final compensation decision for each executive.

Base Salary

Base salary provides the NEOs with a market-competitive baseline of cash compensation, generally in the form of fixed bi-weekly payments. The Compensation Committee established the salaries of our NEOs in 2023 by (1) using peer-group or industry data to identify comparative medians and quartiles and (2) adjusting off the median and quartiles to reflect each NEO’s individual performance, strategic value, leadership, responsibilities, competencies, and experience.

Annual base salary adjustments for the NEOs, if any, are generally decided by the Compensation Committee at its meeting in February for implementation in late March. The changes in the base salary for 2023 were effective as of March 20, 2023. For each NEO other than Mr. Kemper, the Compensation Committee considers the industry market data and the recommendation of the NEO’s manager when adjusting base salary. The Compensation Committee retains full discretion to set the base salary for Mr. Kemper.

Base Salary 2023

Name	2022 Base Salary	2023 Base Salary	Percentage Increase

J. Mariner Kemper	$1,000,000	$1,050,000	5.0%

Ram Shankar	$406,640	$423,719	4.2%

James D. Rine	$615,000	$660,000	7.3%

Shannon A. Johnson	$401,800	$421,890	5.0%

Thomas S. Terry	$400,400	$416,416	4.0%

Short-Term Cash Incentive Compensation

Short-Term Cash Incentive—Plan Overview

Short-term incentive compensation generally takes the form of an annual cash bonus and is used to reward superior performance primarily over the short term through the Short-Term Incentive Compensation Plan (as adopted by the Board, the “Short-Term Incentive Plan” or “STIP”). Short-term incentive compensation awards are designed to motivate the NEOs to achieve, and exceed, Company-wide goals and their individual annual performance goals, and to otherwise support the Company’s key strategic initiatives. The Compensation Committee believes that these short-term incentive compensation goals and awards are drivers of valuation and align with the Company’s strategy. They also align the NEO’s financial interest with the interest of the Company because the awards are tied to the NEO’s performance against established goals and are funded based on the performance of the Company and/or a business line.

In February 2023, the Compensation Committee approved the use of two performance metrics to determine the STIP pool: the Company’s core pre-provision net revenue (“Core PPNR”) and the Company’s net charge-offs divided by average loans (“NCOs”). These are the same performance metrics that were used the previous year. The Compensation Committee determined that these performance metrics appropriately allowed for formulaic measurement of the Company’s operational performance against the Company’s annual budget. The Compensation Committee also considered that these performance metrics would equitably isolate measurement of the Company’s actual performance from the impact of macro dynamic factors such as changes to, or the adoption of, accounting standards and regulations which may impact financial performance but do not reflect actual operational performance. The 2023 annual short-term incentive compensation program (the “2023 STIP”), established a target short-term award pool that was weighted 80% to Core PPNR achievements and weighted 20% to NCO achievements. The target amounts for Core PPNR and NCOs were established using the Company’s projected budget for 2023.

The Compensation Committee has exclusive authority to determine the Core PPNR by taking the Company’s financial results under generally accepted accounting principles and adjusting the results for gains, losses and circumstances that the Compensation Committee deems to be fair and appropriate such as (1) a gain or loss for the sale of non-earning assets; (2) a gain or loss on the sale or discontinuance of a business, product or service; (3) a gain or loss on branch closings; (4) expenses associated with the acquisition of a business; (5) severance costs; (6) litigation reserves; and (7) other large, non-recurring items unrelated to core results. Once the Core PPNR and NCOs are determined, the actual bonus pool is proportionally adjusted, either increased or decreased, based on the following chart with linear interpolation of the pool amounts falling between the levels set:

Measure	Actual Performance as a Percentage of Financial Target	Actual Result (in millions)	STIP Bonus Pool Funding as a % of the Target Bonus Pool

Core PPNR—80% Weight	Less than 80%	>$482.2	0%

	80%	$482.2	33.33%

	100%	$602.7	100%

	120% or Greater	$723.2	200%

NCOs—20% Weight	Less than 80%	>0.32%	0%

	80%	0.32%	33.33%

	100%	0.27%	100%

	120% or Greater	0.22%	200%

The Compensation Committee also employed a discretionary plan governor to the 2023 Program in which the Compensation Committee would make a discretionary reduction in the short-term award pool if, for 2023, the Company’s operating leverage fell below 1.0%, and it would make a discretionary increase to the short-term award pool if the Company’s operating leverage exceeded 5.0%.

Corporate Financial Performance

Financial performance for 2023 was challenging following the failure of three regional banks in March. Market pressure contributed to interest expense substantially exceeding budgeted amounts as the Company worked to shore up liquidity and retain deposits. In line with the 2023 STIP plan, PPNR was adjusted to exclude the one-time FDIC special assessment that was imposed to restore the bank insurance fund following the two bank failures. The Company also took steps to mitigate the increased expenses and earned a Core PPNR of

$526.4 million. The Company also experienced exceptional credit quality as NCOs were only 0.05%. UMB’s 2023 results compared to the 2023 STIP are set forth in the table below.

The Compensation Committee also determined that the Company’s operating leverage was (0.5%) for 2023, which indicated that a negative discretionary adjustment should be considered to the 2023 short-term bonus pool. The Compensation Committee decided not to make the negative discretionary adjustment due to the impact of unprecedented actions leading to the March 2023 regional bank failures, and UMB management’s swift response to mitigate the impacts of these events through targeted actions to shore up liquidity, cut non-interest expenses, further discipline credit underwriting, and retain deposits.

2023 STIP—CORPORATE FINANCIAL PERFORMANCE

Financial Metric	Threshold	Target	Maximum	Actual	Score	Payout Percentage	Weight	Weighted Percentage

Core PPNR ($ in millions)	$482.2	$602.7	$723.2	$526.4	87.4%	57.8%	80%	46.3%

NCOs	0.32%	0.27%	0.22%	0.05%	100%	200.0%	20%	40.0%

Final Funding Percentage (based on the funding calculation)								86.3%

2023 Final Payment Determination

Each NEO’s individual target 2023 STIP award was established at the February 2023 Compensation Committee meeting as a percentage of their base salary as of December 31, 2023. The Compensation Committee increased the STIP target for each of the NEOs to reflect their achievements, market considerations, and alignment with peers.

In determining each NEO’s actual 2023 STIP award, the Compensation Committee considered the extent to which the NEO’s performance objectives were achieved and determined the level of payout from the target. The CEO’s performance and award were evaluated exclusively by the Compensation Committee while the performance and recommended awards for the other NEOs were evaluated by each NEO’s manager and approved by the Compensation Committee. The maximum possible individual award under the 2023 STIP is 200% of the individual target award. The performance objectives for each of the NEOs are set forth in the table below.

Named Executive Officer	Performance Objectives

J. Mariner Kemper

Objectives were tied directly to the performance of the Company due to his role and responsibility for the Company’s overall performance including financial results against budget, succession planning, diversifying revenue streams, increasing efficiency, individual leadership and strategic vision.

Ram Shankar

Objectives were tied to his (1) responsibility for planning, controlling, and directing UMB’s accounting and financial reporting systems, (2) ability to advise the CEO and other senior management regarding accounting and financial matters, and (3) management and advice on key, cross functional merger and acquisition deals and ongoing improvements to existing processes and procedures relating to merger and acquisition projects.

Named Executive Officer	Performance Objectives

James D. Rine

Objectives were tied to his (1) management, strengthening, and advancement of the performance and culture of the organization, (2) retention and development of direct reports, and (3) defense of the core deposit funding.

Shannon A. Johnson

Objectives were tied to her (1) management, strengthening, and advancement of the performance and culture of the organization, (2) retention and development of direct reports, and (3) oversight and development of a new 3-year corporate strategy and the ESG Committee.

Thomas S. Terry

Objectives were tied to his (1) maintenance of credit quality below a specified historical threshold, (2) development of borrower relationships, and (3) development of and succession planning for regional credit officers.

While the Compensation Committee believed that each of the NEOs met or exceeded their performance objectives during the performance period, the STIP awards for each of the NEOs, other than Mr. Terry, were directly tied to the overall financial results of the Company and were limited to the funding amount of 86.3% of target. Mr. Terry’s STIP award was increased to 93.0% of target to recognize his role in maintaining the outstanding credit quality of the Company despite the challenging environment. The final tabulations for the STIP awards are set forth below:

2023 STIP AWARDS

Name	Annual Target Award	Individual Performance Percentage (from Target)	Total Cash Incentive Award

J. Mariner Kemper	$1,207,500	86.3%	$1,042,073

Ram Shankar	$275,417	86.3%	$237,685

James D. Rine	$660,000	86.3%	$569,580

Shannon A. Johnson	$295,323	86.3%	$254,864

Thomas S. Terry	$249,850	93.0%	$232,360

Long-Term Incentive Compensation

Long-Term Incentive Compensation—Overview

UMB offers equity awards to the officers, employees and directors of the Company under the UMB Financial Corporation Omnibus Incentive Compensation Plan (the “Omnibus Plan”). The Omnibus Plan provides the Compensation Committee flexibility in the types of equity awards that may be utilized to link the financial rewards to the recipient with increases in Company shareholder value. The Omnibus Plan provides the following features that protect the shareholder interest:

•	Prohibition on liberal share recycling;

•	Fungible share pool;

•	Additional award limits for non-employee directors;

•	No automatic accelerations upon a change in control; and

•	Express prohibition on repricing or cashing out underwater options and stock appreciation rights.

Long-term incentive compensation in 2023 for the NEOs took the form of service-based restricted share units (“Service Units”) and performance-based restricted share units (“Performance Units”). The Compensation Committee granted awards of Service Units that vested on a shorter, 3-year schedule in 2023 for retention purposes and also so that the vesting schedule for such Service Units would be in line with the 3-year performance period of Performance Unit awards. Dividend equivalent units are accrued on the unvested Service Units and are distributed in UMB Shares to the same extent that the Service Units vests. No dividend equivalent units are accrued with respect to the Performance Units.

2023 Long-Term Incentive Awards

Award Type	Vesting Period	Rationale	Award Mix

Service Units	Vests 1/3 every year for 3 years	To promote retention of the employees, including NEOs	40%

Performance Units	Vests at the conclusion of the three-year performance period (2023-2025)	To align the interests of certain employees, including NEOs, with the interests of the shareholders by encouraging forward-looking balanced risk- taking, increasing the value for shareholders over the long term	60%

All equity awards are valued as of the grant date, using the fair market value of the underlying stock as represented by the closing price of the Company’s shares on the grant date. Grants of equity awards are generally approved in a manner that satisfies the exemption from Section 16(b) of the Exchange Act.

Performance Units: Our Compensation Committee established a performance standard for the Performance Units that is based 50% on the Company’s three-year cumulative core after-tax earnings per share (“3-year EPS”) and 50% on the Company’s average return on tangible common equity (“ROTCE”) excluding the impacts of accumulated other comprehensive income (“AOCI”) over the three-year performance period. The Compensation Committee believes that the use of 3-year EPS aligns with shareholders to show UMB’s ability to grow profits over time and the use of ROTCE demonstrates UMB’s ability to efficiently allocate capital to generate profits. AOCI was excluded from the calculation of ROTCE because average common equity can be inflated or deflated depending on unrealized gains or losses in the bond portfolio and results in no actual economic impact to the Company. Removing AOCI keeps the ROTCE calculation neutral to volatility from interest rate movements and allow for more focus on core results.

The 2023 performance thresholds for the 3-year EPS and ROTCE were established using the budget that was approved by the Board in January 2023. The 2024 and 2025 target amounts were determined using management’s 3-year forecast. We do not disclose forward-looking goals for our multi-year incentive programs because the Company does not provide forward-looking guidance to our investors with respect to multi-year periods and further because the goals are considered competitively sensitive information. It has been our practice to disclose multi-year performance goals in full after the close of the applicable performance period.

At the end of the performance period, the 3-year EPS and ROTCE for the performance period are determined by the Compensation Committee, after consulting (if appropriate) with the Corporate Audit Committee and making such adjustments for material changes in the number of outstanding shares, non-recurring gains or losses, and other circumstances as the Committee may determine fair and appropriate. Without limiting the Compensation Committee’s authority or discretion, adjustments to the Company’s GAAP earnings per share may be made for (i) gain or loss on sales of non-earning assets, (ii) gain or loss on the sale or discontinuance of a business, product or service, (iii) expenses associated with severance costs, (iv) litigation reserves, or (v) any other large non-recurring gains or losses unrelated to pre-tax operating income.

The threshold level for both the 3-year EPS and the ROTCE is 80% of the target level. At the end of the performance period, achieving the target level for each performance metric would result in 100% of the Performance Units vesting; reaching the threshold level of 80% of each performance metric would result in 50% of the Performance Units vesting; and achieving or exceeding the optimum level of 130% of each performance target would result in the payout of 200% of the Performance Units vesting. If actual performance related to a metric falls above or below the target level, but above the threshold level, the percentage of Performance Units earned with respect to that metric would be interpolated on a linear sliding scale, not to exceed 200% funding for 130% of total target performance. The weighted amounts earned with respect to each metric are then combined to determine the actual number of Performance Units earned. Failing to meet the threshold level would result in 0% of the Performance Units being earned.

2023 LONG-TERM PAYOUTS

	3-Year Actual Performance as a Percentage of the Payout Metric	2023 Long-Term Payout as a Percentage of the Payout

Below Threshold Payout	Less than 80%	0%

Threshold Payout	80%	50%

Target Payout	100%	100%

Maximum Payout	130% or Greater	200%

2023 Annual Long-Term Incentive Grant

In February 2023, the Compensation Committee approved annual equity awards to all the NEOs. The value of each award is expressed as a percentage of the NEO’s base salary at the time of the award. The value of the equity awards for each NEO are based on comparative peer-group or industry data and the NEO’s position, strategic value, leadership, responsibilities, competency, and experience. The awards for the NEOs were comprised of 40% Service Units and 60% Performance Units and are further detailed below. In particular, the Compensation Committee considered Mr. Rine’s increased responsibilities within the Company, and his value to the organization when setting his 2023 LTIP Award.

2023 ANNUAL LTIP EQUITY AWARD

Name	2023 LTIP Percentage (as a percentage of salary)	Value of Service- Based Award	Value of Performance- Based Award

J. Mariner Kemper	260%	$1,040,000	$1,560,000

Ram Shankar	70%	$113,859	$170,789

James D. Rine	200%	$492,000	$738,000

Shannon A. Johnson	75%	$120,540	$180,810

Thomas S. Terry	50%	$80,080	$120,120

Other Benefits and Perquisites

Each Executive Officer is offered standard benefits, including health insurance, disability insurance, life insurance, 401(k) plan matching contributions, and profit-sharing contributions, which are provided on the same terms to all of UMB’s associates who have met minimum service requirements, except to the extent that a benefit (such as disability insurance) is calculated as a percentage of salary. We regularly assess these benefits against those of our peer group to remain competitive.

The Compensation Committee generally approves limited perquisites when appropriate to attract or retain talent, when a particular benefit inures to UMB, or when the value to the Executive Officers or other officer is greater than UMB’s cash outlay. For example, club dues and fees are paid on behalf of certain executive officers and other designated officers who are charged with meaningful business generation responsibilities and who appreciate the administrative convenience associated with a corporate-paid membership. Similarly, affording a modest allowance to the Executive Officers and other senior officers for tax preparation and financial planning (1) enables UMB to ensure that no potential conflict of interest arises in a senior officer’s choice of such a professional, (2) can result in cost savings for such officers based on the number of officers using a common professional, and (3) is administratively convenient for the participating officers. The Company has also paid minimal tax gross-ups for Executive Officers for work-related travel and associated expenses which could include spousal/guest participation. The Company also provides a limited perquisite to cover personal airfare expenses of its CEO, which the Company believes is line with practices within out peer group. See “Compensation Tables—2023 Summary Compensation” later in this Proxy Statement for detailed information about the perquisites provided to the Named Executive Officers.

Other Executive Compensation Policies and Practices

No Employment Agreements

The Compensation Committee generally disfavors executive employment agreements, and no NEO is a party to an employment agreement.

Ownership of UMB Stock

The Board believes that stock ownership guidelines for directors and senior officers are an important component of good corporate governance and operate to further align their interests with those of our shareholders. As a result, stock ownership guidelines have been incorporated into our Governance Guidelines and are evaluated on no less than an annual basis.

Based on our stock ownership guidelines, each director is expected, at a minimum, to own UMB stock with a market value equal to five times the annual non-employee equity retainer grant. Additionally, each of the Executive Officers is expected, at a minimum, to own shares or units of UMB stock with a market value equal to:

•	Chief Executive Officer—6 times base salary;

•	Named Executive Officers—3 times base salary; and

•	All other Executive Officers—2 times base salary.

Shares of UMB stock held through the Profit-Sharing Plan or the ESOP, unvested service-based restricted units and one-half of the unvested performance-based restricted units are counted toward these minimums. Options, whether vested or unvested, do not count towards the calculations.

Each director or senior officer is expected to come into compliance with these stock ownership guidelines within five years of being employed in or promoted to an applicable position. The NEOs are in compliance with their respective stock ownership guidelines.

No Hedging of UMB Stock

Our Governance Guidelines prohibit directors and Executive Officers from engaging in short-term speculative trading in UMB’s securities. Prohibited transactions include (1) a short sale (that is, a sale of borrowed securities by an investor who hopes to buy the securities later at a lower price and thus make a profit), (2) a short sale against the box (that is, a short sale of owned securities to lock in gains or prevent additional losses), (3) a put or call option (that is, a right to sell or buy securities at a specified price within a specified period of time), including a covered call, and (4) a hedge or any other type of derivative or speculative arrangement that has a similar economic effect without the full risk or benefit of ownership. Our non-Executive Officer employees are not subject to the Governance Guidelines.

The Board believes that this prohibition further aligns the interests of directors and Executive Officers with those of shareholders, facilitates compliance with insider-trading and other applicable laws, and aids in preventing directors and Executive Officers from subjecting themselves to an actual or potential conflict of interest with UMB or creating the appearance of such a conflict.

Clawback of Compensation

UMB has established a clawback policy (the “Clawback Policy”) that provides for the mandatory recoupment of erroneously awarded incentive-based compensation received by current and former executive officers in the event that UMB is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirement under applicable securities laws or that would result in a material misstatement if the error were not corrected in the current period or left uncorrected in the current period. The Clawback Policy also provides for a discretionary recoupment from all recipients in instances of illegal, dishonest, fraudulent or intentional misconduct that materially contributes to the Company erroneously awarding the incentive compensation. The Clawback Policy complies with SEC regulations and Rule 5608 of the NASDAQ listing standards.

Say-on-Pay Advisory Vote

The Compensation Committee considered the results of the non-binding say-on-pay advisory vote that was held at our 2023 annual meeting of shareholders. The compensation paid to our NEOs at that time was overwhelmingly approved, with 97% of the votes represented being in favor. The Compensation Committee has interpreted this vote as an endorsement of our executive compensation principles adopted by the Compensation Committee the “Executive Compensation Principles” and the overall design and structure of our executive compensation program and maintained these principles and our executive compensation program in 2023.

The shareholders will again consider a non-binding say-on-pay advisory vote at the Annual Meeting (see Proposal #2). Following the Annual Meeting, the Compensation Committee will consider the results of the shareholder vote when making future compensation decisions.

Performance Units Certified in January 2024 as Having Vested under the 2021 Long-Term Program

In February 2021, the Compensation Committee approved the performance metrics for the issuance of Performance Units that were based 50% on a target 3-year EPS (2021, 2022, and 2023) of $16.13 and 50% on the Company’s average ROTCE target of 8.52% over the 3-year performance period. The threshold, target and maximum payouts of the 2021 Performance Units are the same threshold, target, and maximum payouts which were used under the 2023 Long-Term Program described previously in this Proxy Statement in the table entitled “2023 Long-Term Payouts.” In January 2024, the Compensation Committee reviewed UMB’s financial results from 2021 through 2023 and certified the following results:

2021 LTIP—CORPORATE FINANCIAL PERFORMANCE

Financial Metric	Threshold	Target	Maximum	Actual	Score	Payout Percentage	Weight	Weighted Percentage

3-YEAR EPS	$12.90	$16.13	$20.97	$23.35	144.7%	200.00%	50%	100.00%

ROTCE	6.82%	8.52%	11.08%	14.31%	168.0%	200.00%	50%	100.00%

Final Payout %								200.00%

Based on these conclusions, the NEOs received the following shares of Company stock free of restrictions and risk of forfeiture: (a) 30,568 shares to Mr. Kemper, (b) 4,182 shares to Mr. Shankar, (c) 10,220 shares to Mr. Rine, (d) 3,904 shares to Ms. Johnson, and (e) 2,864 shares to Mr. Terry.

Deferred Compensation Plan

UMB maintains a non-qualified deferred compensation plan that permits the NEOs and other specified participants, at their option, to defer a portion of their compensation payable for a calendar year until retirement, termination, or the occurrence of another specified event. UMB has an unsecured obligation to pay each deferred amount at the applicable time together with a rate of return equal to the yield produced by a mutual fund selected by the participant from among those available under the Profit-Sharing Plan. UMB does not match any amount that a participant may choose to defer. All of the NEOs were eligible to participate in this plan, and Messrs. Shankar, Rine, and Terry elected to defer income in 2023.

Additional Payments or Benefits

The NEOs, in addition to other officers, may be entitled to receive accelerated payments or other awards under the Long-Term Incentive Plan, or the Short-Term Incentive Plan (such as death, disability, retirement, or a change in control of UMB). See “Potential Payments upon Termination or Change in Control” later in this Proxy Statement for additional information.

Executive Compensation Actions in 2024

Earlier discussions of each NEO’s compensation for 2023 address actions that were taken by the Compensation Committee in 2023 and that could affect a fair understanding of 2023 compensation. See “Executive Compensation for 2023” earlier in this CD&A. The following table also outlines those actions for each of the Named Executive Officers for fiscal year 2024:

Executive	Base Salary			STIP		LTIP Grant

	2023 as of 12/31/23	2024	Increase	2023 (Determined and Paid in February 2024)	2024 (Determined and Paid in February 2025)	2023 (Determined Fixed in February 2023)	2024 (Determined and Fixed In February 2024)

J. Mariner Kemper	$1,050,000	$1,081,500	3.0%	$1,042,073 (86.3% of Target from a Target of 115% of 12/31/23 Salary)	Target of 125% of 12/31/24 Salary	Value of $2,600,000	Value of $2,750,000

Ram Shankar	$423,719	$449,142	6.0%	$237,685 (86.3% of Target from a Target of 65% of 12/31/23 Salary)	Target of 90% of 12/31/24 Salary	Value of $284,648	Value of $508,463

James D. Rine	$660,000	$706,200	7.0%	$569,580 (86.3% of Target from a Target of 100% of 12/31/23 Salary)	Target of 110% of 12/31/24 Salary	Value of $1,230,000	Value of $1,320,000

Shannon A. Johnson	$421,890	$434,547	3.0%	$254,864 (86.3% of Target from a Target of 70% of 12/31/23 Salary)	Target of 90% of 12/31/24 Salary	Value of $301,350	Value of $421,890

Thomas S. Terry	$416,416	$428,908	3.0%	$232,360 (93% of the Target from a Target of 60% of 12/31/23 Salary)	Target of 70% of 12/31/24 Salary	Value of $200,200	Value of $312,312

A detailed discussion of each NEO’s compensation for 2024 will be included in the proxy statement for our 2025 annual meeting of shareholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the CD&A set forth earlier in this Proxy Statement. Based on that review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and this Proxy Statement.

Robin C. Beery, Chair

Janine A. Davidson

Gordon E Lansford III

Timothy R. Murphy

Leroy J. Williams, Jr.

As provided by SEC Regulation S-K, this Compensation Committee Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by UMB under the Securities Act of 1933 as amended or the Exchange Act.

COMPENSATION POLICIES AND PRACTICES RELATING TO RISK MANAGEMENT

At least annually, an incentive compensation risk assessment is prepared by our Corporate Risk Services and Human Resources Departments and is presented to the Compensation Committee. This risk assessment is designed to ascertain whether our incentive compensation arrangements generate incentives that properly balance risk and reward, are compatible with effective controls and risk management (including the Interagency Guidance on Sound Incentive Compensation Policies issued by the federal banking agencies), are overseen through a strong corporate governance structure, and ultimately ensure that UMB’s safety and soundness are adequately protected.

In February 2024, as with prior years, the Compensation Committee reviewed and deliberated on (1) the annual incentive compensation risk assessment, (2) the Executive Compensation Principles, (3) UMB’s compensation policies and practices, (4) whether or how UMB’s compensation policies and practices may incent an employee to engage in higher risk activities, (5) whether or how any short term incentives may have an impact on long term risk, (6) whether or how claw backs or hold-backs are utilized or deemed appropriate, (7) whether or how changes in UMB’s risk profiles may require changes in its compensation policies and practices, (8) how to appropriately monitor UMB’s compensation policies and practices to ensure that its risk management objectives are being met, and (9) the existence and effectiveness of any controls, policies, or practices that may be in place to mitigate or balance the risks associated with UMB’s compensation policies or practices. Based on this review, the Compensation Committee concluded that the compensation policies and practices relating to Executive Officers and other employees of UMB and its subsidiaries do not create risks that are reasonably likely to have a material adverse effect on UMB.

COMPENSATION TABLES

2023 SUMMARY COMPENSATION

This table summarizes the compensation of the Named Executive Officers for each of our last three completed fiscal years. Their compensation for 2023 is discussed in more detail in “Compensation Discussion and Analysis” earlier in this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)		Total ($)

J. Mariner Kemper	2023	1,038,463	-	2,599,827	-	1,042,073	-	107,411	(4)	4,787,774
Chairman and CEO	2022	988,464	-	2,499,964	-	1,890,000	-	50,151		5,428,579
	2021	939,666	-	1,999,885	-	1,995,000	-	40,512		4,975,063

Ram Shankar	2023	419,778	-	284,570	-	237,685	-	3,483	(4)	945,516
Executive Vice President	2022	403,031	-	273,588	-	414,773	-	13,783		1,105,175
and Chief Financial Officer	2021	391,001	-	273,607	-	293,250	-	18,265		976,123

James D. Rine	2023	649,616	-	1,229,929	-	569,580	-	56,425	(4)	2,505,550
Vice Chairman and President;	2022	601,501	-	695,498	-	1,051,650	-	58,604		2,407,253
President and CEO of UMB	2021	551,539	-	668,670	-	1,001,700	-	48,188		2,270,097
Bank, n.a.

Shannon A. Johnson	2023	417,256	-	301,283	-	254,864	-	25,647	(4)	999,050
Executive Vice President	2022	395,617	-	664,201	-	470,106	-	21,681		1,551,605
and Chief Administrative Officer	2021	372,693	-	255,393	-	450,000	-	15,777		1,093,863

Thomas S. Terry	2023	412,720	-	200,098	-	232,360	-	43,725	(4)	888,903
Chief Credit Officer and Executive Vice President, UMB Bank, n.a.

(1)

These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Information about the assumptions made in the valuation of equity awards is included in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024, under the heading “Accounting for Stock-Based Compensation” in Note 1, Summary of Significant Accounting Policies, and in Note 11, Employee Benefits. The value of Performance Units assumes that the performance target has been achieved.

(2)	These amounts are actual amounts that were earned during 2023 under the 2023 Short-Term Incentive Program and that were paid on February 22, 2024 for all Named Executive Officers.

(3)	These amounts include wellness incentive payments, remote work reimbursements, as well as other personal benefits that are available to all Company employees.

(4)

This amount includes perquisites and other personal benefits, such as: (A) an automobile allowance for Mr. Rine ($16,800); (B) country club and dining club membership fees for Messrs. Kemper ($23,141), Rine ($16,501) and Terry ($12,508); (C) the cost of professional financial-consulting services for Messrs. Shankar ($1,250), Rine ($600) and Terry ($3,000) and Ms. Johnson ($700); (D) an executive physical for Mr. Kemper ($2,500); (E) the costs related to attendance at a sales award trip for Mr. Kemper ($33,572); (F) the cost of personal air travel for Mr. Kemper that was reimbursed by the Company ($46,461), the aggregate incremental cost for which was calculated by multiplying the number of flight hours attributable to personal air travel by (1) the hourly fuel rate billed by the vendor plus (2) the hourly flight rate billed by the vendor, and adding the resulting totals; and (G) the costs of spousal attendance for, and a tax gross up for the taxable amount of the expenses related to attendance at, business trips for Messrs. Rine ($12,282 and $8,995, respectively) and Terry ($18,487 and $7,597, respectively) and Ms. Johnson ($15,674 and $6,780, respectively).

2023 GRANTS OF PLAN-BASED AWARDS

This table summarizes each grant of an award made to a NEO in 2023 under the 2023 Short-Term Incentive Program and the 2023 Long-Term Incentive Program. These plans and the grants in 2023 are discussed in more detail in “Compensation Discussion and Analysis” earlier in this Proxy Statement.

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards Target ($) (1)	Estimated Future Payouts under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value of Stock Awards ($)
			Threshold (#)	Target (#)	Maximum (#)

J. Mariner Kemper	2/10/23	1,207,500	8,587	17,174	34,348	11,449	2,599,827
Ram Shankar	2/10/23	275,417	940	1,880	3,760	1,253	284,570
James D. Rine	2/10/23	660,000	4,062	8,125	16,250	5,416	1,229,929
Shannon A. Johnson	2/10/23	295,323	995	1,990	3,980	1,327	301,283
Thomas S. Terry	2/10/23	249,850	661	1,322	2,644	881	200,098

(1)

Except where noted, these amounts reflect the target award levels approved by the Compensation Committee on February 10, 2023, under the 2023 Short-Term Incentive Program for all NEOs. Subject to the previously mentioned 80% thresholds for the plan funding, there are no thresholds at the individual level, and the maximum award is 200% of target for individuals under the STIP. The Compensation Committee has the discretion to increase or decrease each NEO’s compensation from the target award level shown based on bonus pool availability and the NEO’s individual performance.

(2)	These numbers reflect grants of Performance Units made under the Omnibus Plan in 2023.

(3)	These numbers reflect grants of Service Units made under the Omnibus Plan in 2023.

2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

This table summarizes unexercised options, stock that has not vested, and equity incentive-plan awards for each NEO outstanding as of December 31, 2023. The market value of each stock award was computed by multiplying the closing market price of UMB stock on December 29, 2023, by the applicable number of shares of UMB stock shown in the table for the award.

	Option Awards	Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that Have Not Vested (#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

J. Mariner Kemper	27,964	75.25	2/2/2027
				3,097	(2)	258,754
				5,319	(3)	444,402	15,284 (4)	1,276,978
				10,063	(5)	840,764	14,573 (6)	1,217,574
				11,665	(7)	974,611	17,174 (8)	1,434,888
Ram Shankar				412	(2)	34,423
				727	(3)	60,741	2,091 (4)	174,703
				1,101	(5)	91,989	1,595 (6)	133,262
				1,276	(7)	106,610	1,880 (8)	157,074
James D. Rine				902	(2)	75,362
				1,779	(3)	148,635	5,110 (4)	426,941
				2,800	(5)	233,940	4,054 (6)	338,712
				5,518	(7)	461,029	8,125 (8)	678,844
Shannon A. Johnson	2,709	51.42	2/11/2025
	2,967	47.68	2/5/2026
	1,712	75.25	2/2/2027
				339	(2)	28,323
				679	(3)	56,730	1,952 (4)	163,090
				1,056	(5)	88,229	1,530 (6)	127,832
							4,439 (9)	370,878
				1,352	(7)	112,960	1,990 (8)	166,265
Thomas S. Terry				284	(2)	23,728
				499	(3)	41,691	1,432 (4)	119,644
				774	(5)	64,668	1,122 (6)	93,743
				3,048	(10)	254,660
				897	(7)	74,944	1,322 (8)	110,453

(1)	Dividend equivalent units are accrued on the unvested Service Units and are distributed in UMB Shares to the extent that the Service Unit vests.

(2)	These are Service Units issued under the Omnibus Plan that vested 100% on February 11, 2024.

(3)	These are Service Units issued under the Omnibus Plan that vested 50% on February 12, 2024. The final 50% will vest on February 12, 2025.

(4)

These are Performance Units issued under the Omnibus Plan that vested as to service on January 1, 2024. The Compensation Committee determined on January 29, 2024, that the performance standard under the Omnibus Plan had been achieved and that 200.00% of the Performance Units had been earned.

(5)	These are Service Units issued under the Omnibus Plan that vested 50% on February 11, 2024. The next 25% will vest on February 11, 2025. The final 25% will vest on February 11, 2026.

(6)	These are Performance Units that will vest as to service under the Omnibus Plan on January 1, 2025, and will be earned to the extent that the performance standard is achieved.

(7)	These are Service Units issued under the Omnibus Plan that vested 33% on February 10, 2024. The next 33% will vest on February 10, 2025. The final 34% will vest on February 10, 2026.

(8)	These are Performance Units that will vest as to service under the Omnibus Plan on January 1, 2026, and will be earned to the extent that the performance standard is achieved.

(9)	These are Performance Units that will vest as to service under the Omnibus Plan on June 30, 2025, and will be earned to the extent that the performance standard is achieved.

(10)	These are Service Units issued under the Omnibus Plan. 50% will vest on July 29, 2025. The final 50% will vest on July 29, 2026.

2023 OPTION EXERCISES AND STOCK VESTED

This table summarizes each exercise of stock options, stock appreciation rights, and similar instruments and each vesting of stock (including restricted stock, restricted stock units, and similar instruments) during 2023 for each of the Named Executive Officers on an aggregated basis.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)

J. Mariner Kemper	-	-	46,867	4,110,259

Ram Shankar	-	-	6,187	542,405

James D. Rine	-	-	28,351	2,469,905

Shannon A. Johnson	1,036	19,092	5,100	447,060

Thomas S. Terry	-	-	5,763	480,012

(1)

These numbers include shares acquired through the reinvestment of dividends or distributions on restricted units during the vesting period. Also includes Performance Units from 2020 that vested at 200.00% of target.

2023 NONQUALIFIED DEFERRED COMPENSATION

UMB maintains a deferred compensation plan that permits the Named Executive Officers and other specified participants, at their option, to defer a portion of their compensation payable for a calendar year until retirement, termination, or the occurrence of another specified event. UMB has an unsecured obligation to pay each deferred amount at the applicable time together with a rate of return equal to the yield produced by a mutual fund selected by the participant from among those available under the Profit-Sharing Plan. UMB does not match any amount that a participant may choose to defer. If a participant has an account that terminates upon retirement under the plan, the participant may choose to have the benefit paid out in a lump sum or in installments over two to ten years. Specified date accounts are paid in a lump sum or in installments, as elected by the participant, over two to five years. If employment is terminated other than through retirement, the amounts in all accounts are paid in a lump sum.

Name	Executive Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)

J. Mariner Kemper	-	-	-	-

Ram Shankar	208,638	165,971	-	976,772

James D. Rine	-	66,850	(95,550)	361,289

Shannon A. Johnson	-	-	-	-

Thomas S. Terry	111,435	176,496	(73,516)	1,131,168

(1)	Amounts reported in the contributions column above were reported as compensation in the 2023 Summary Compensation Table.

(2)

Amounts reported in the aggregate balance column for 2023 were previously reported as compensation to the relevant NEO in the applicable summary compensation table for the applicable prior fiscal year, but only to the extent the NEO was a Named Executive Officer for such reporting year.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments upon Termination

All of the Named Executive Officers are employees at will and may be terminated at any time. No NEO is entitled to receive any payment or award upon termination, except as described in this section in circumstances involving a change in control of UMB, death or disability, or a qualified retirement. Each of these payments and awards is available to all participants in the applicable plan. Any additional payment or benefit that a NEO would receive in the ordinary course is available generally to all UMB associates.

Change in Control

The Short-Term Incentive Plan includes provisions for accelerating the vesting of incentive cash awards in the event of a change in control. The Compensation Committee concluded that the use of this single trigger was appropriate for awards under this plan in order to assure the Named Executive Officers—who would not have authority over the decision to effect a change in control but who would be needed to successfully implement it—would not be adversely affected by the change in control. Any award for a completed performance period would be immediately payable in cash based on actual results. If the change in control were to occur before the performance period has ended, applicable performance standards would be adjusted to reflect the shortened period, and awards would be immediately payable in cash on a prorated basis based on actual results. Discretionary reductions in these awards would not be allowed in the event of a change in control.

In the event of a change in control, if the successor company does not assume or provide a substitute for the equity awards, the restrictions on any Service Units shall lapse and the Services Unit will become fully vested on the date of the change in control. Additionally, Performance Units would accelerate and vest to the extent that the relevant performance standard, which typically covers a multi-year period, has been met on the date of the change in control. If the successor company in a change in control transaction does assume or provide a substitute for the equity awards, Service Units would only accelerate if a recipient’s employment terminates without cause or for good reason (as defined by the plan) within 24 months following the change in control. Additionally, Performance Units would only vest if an NEO’s employment terminated without cause or for good reason within 24 months following the change in control, but only to the extent that the relevant performance standard, which typically covers a multi-year period, has been met by the date of the change in control.

The Named Executive Officers would have been entitled to the following payments or value had a change in control of UMB occurred on December 31, 2023.

Name	Cash Payments ($) (1)	Acceleration of Unvested Restricted Units ($) (2)	Total Change in Control ($)

J. Mariner Kemper	1,207,500	7,725,164	8,932,664

Ram Shankar	275,417	933,813	1,209,230

James D. Rine	660,000	2,790,641	3,450,641

Shannon A. Johnson	295,323	906,775	1,202,098

Thomas S. Terry	249,850	903,539	1,153,389

(1)

These are the amounts that would have been payable by the Company in a single, lump-sum payment under the 2023 Short-Term Incentive Program based on their target percentages. See “Compensation Discussion and Analysis— Elements of Executive Compensation—Short-Term Incentive Compensation” earlier in this Proxy Statement.

(2)

For Service Units and Performance Units, each value is based on the closing price of UMB common stock on December 29, 2023. For Performance Units, the values assume that 200% of the performance standard under the Omnibus Plan in 2021 had been achieved, 100% of the performance standard under the Omnibus Plan in 2022 had been achieved, and 100% of the performance standard under the Omnibus Plan in 2023 had been achieved.

Death or Disability

Equity awards may accelerate and vest under the Omnibus Plan in specified cases of death or disability. The Compensation Committee concluded that these provisions are required by market considerations in attracting and retaining talent and are appropriate. Service Units would accelerate and vest immediately in the case of death or permanent and total disability. Performance Units would accelerate and vest to the extent that the Performance Units would have vested if the date of death was the last day of the performance period prorated by the percentage of calendar quarters of the performance period that had been completed prior to the date of death.

The Named Executive Officers would have been entitled to the following payments or value had an applicable event of death or disability occurred on December 31, 2023.

Name	Cash Payment ($)	Acceleration of Restricted Units ($) (1)

J. Mariner Kemper	-	6,361,879

Ram Shankar	-	784,509

James D. Rine	-	2,224,005

Shannon A. Johnson	-	753,126

Thomas S. Terry	-	798,517

(1)

For Service Units and Performance Units, each value is based on the closing price of UMB common stock on December 29, 2023. In addition, for Performance Units, the values assume the acceleration of (i) 100% (twelve- twelfths) of those units under the Omnibus Plan in 2021, (ii) 67% (eight-twelfths) of those units issued under the Omnibus Plan in 2022 and (iii) 33% (four-twelfths) of those units issued under the Omnibus Plan in 2023. For Performance Units, the values assume that 200% of the performance standard under the Omnibus Plan in 2021 had been achieved, 100% of the performance standard under the Omnibus Plan in 2022 had been achieved, and 100% of the performance standard under the Omnibus Plan in 2023 had been achieved.

Qualified Retirement

Under the Omnibus Plan, qualified retirement is defined as a termination prior to the applicable settlement date but at least one year following the grant date, with such termination due either to an involuntary termination as a result of the elimination of the associate’s position or to the associate’s voluntary termination on or after reaching the later of (i) age 65 plus 5 years of service or (ii) a combination of age and years of service of 75 or more.

For grants made prior to 2023, in the event of a qualified retirement, Service Units would vest on the settlement dates set forth in the award agreement, which are two, three and four years following the grant date. For grants made in 2023, in the event of a qualified retirement, Service Units would vest on the settlement dates set forth in the award agreement which are one, two and three years following the grant date. Performance Units in the event of a qualified retirement would become vested in a percentage amount equal to the (i) the number of Performance Units granted times (ii) a percentage determined by dividing the number of full calendar quarters the retiree was employed prior to such qualified retirement by the number of calendar quarters in the performance period times (iii) the percentage of the performance vesting criteria that is determined by the Compensation Committee to have been achieved for the entire performance period. The Performance Units would vest and be paid as of the last day of the applicable performance period.

With respect to the Named Executive Officers, Messrs. Kemper, Rine and Terry would have been eligible for vesting of Service Units and Performance Units issued under the Omnibus Plan awards from 2020, 2021 and 2022 due to a qualified retirement. The value of the Service Units granted in 2020, 2021 and 2022 that would have been eligible for vesting was $1,544,032, $290,884 and $384,967 for Messrs. Kemper, Rine and Terry, respectively. The value of the Performance Units granted in 2021 that would have been eligible for vesting was $2,553,956, $853,881 and $239,287 for Messrs. Kemper, Rine, and Terry respectively. These values are based on (i) the closing price of UMB common stock on December 29, 2023; (ii) the vesting of 100% (twelve-twelfths) of those Performance Units; and (iii) the assumption that 200% of the performance standard had been achieved. The value of the Performance Units granted in 2022 that would have been eligible for vesting was $815,699, $226,922 and $62,746 for Messrs. Kemper, Rine and Terry, respectively. These values are based on (i) the closing price of UMB common stock on December 29, 2023; (ii) the vesting of 67% (eight-twelfths) of those Performance Units; and (iii) the assumption that 100% of the performance standard had been achieved.

As of December 31, 2023, none of the Service Units or Performance Units issued under the Omnibus Plan in 2023 were eligible for vesting due to a qualified retirement of a Named Executive Officer.

PAY VERSUS PERFORMANCE
As noted in the CD&A, one of the Company’s compensation best practices is that we pay for performance. That means that the majority of the Company’s executive compensation is variable and is closely tied to both individual performance and the financial performance of the Company.
Tabular Disclosure of the Company’s Important Financial Measures
The following four financial performance measures represent, in the Company’s opinion, the most important financial performance measures used by the Company to link each NEO’s compensation to the Company’s performance. Each of the listed financial measures (collectively, the “
Financial Measures
”) is either used to determine the value of the STIP pool for short-term incentive compensation or the amount of long-term compensation under the LTIP. More information regarding the four performance measures, adjustments the Committee may make to the Company’s reported GAAP earnings per share, the actual mix of all four measures for each participant, the purposes of our compensation programs, the portion of compensation “at risk” for each of the NEOs and other related information can be found in the CD&A contained earlier in this Proxy Statement.

Core Pre-Provision Net Revenue (“Core PPNR”)—a Short-Term Incentive Compensation Plan Financial Measure	Net Charge-Offs Divided by Average Loans (“NCOs”)—a Short-Term Incentive Compensation Plan Financial Measure
Earnings per Share (“EPS”)—a Long-Term Incentive Program Financial Measure	Average Return on Tangible Common Equity (“ROTCE”) over the Three-Year Performance Period—a Long-Term Incentive Program Financial Measure
The Company believes that Core PPNR is the most important financial performance measure tied to executive compensation. Core PPNR is used to determine 80% of the funding pool for the annual STIP and most appropriately reflects the Company’s overall performance over the short-term.
Pay Versus Performance Table
The table below provides investors with standardized data on executive compensation in a format prescribed by the SEC and that is intended to be easier to link to company performance than the amounts already disclosed in the Summary Compensation Table (“
SCT
”) and CD&A. “Executive compensation actually paid” (“
CAP
”) is based on the SCT total compensation figure, but adjusted to reflect the change in actual value of outstandin
g equity a
wards (e.g., stock options and restricted equity units).

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)	Core PPNR (Company- Selected Measure) ($ in millions)
					UMB Financial Corporation	S&P U.S. BMI Banks Index

2023	$4,787,774	$4,275,242	$1,334,755	$1,234,301	$131.21	$104.72	$350.0	$526.4

2022	$5,428,579	$3,837,418	$1,626,806	$1,260,086	$128.34	$94.38	$431.7	$510.3

2021	$4,975,063	$10,809,136	$1,408,473	$2,322,534	$160.35	$116.82	$353.0	$438.1

2020	$4,655,997	$6,346,146	$1,401,075	$1,581,586	$102.75	$86.25	$286.5	$350.8

(1)
In all the years in question, Mr. Kemper served as CEO. During 2023 our other NEOs consisted of Messrs. Shankar, Rine and Terry and Ms. Johnson. During 2022, our other NEOs consisted of Messrs. Shankar, Rine and Mr. Nikki Newton and Ms. Johnson. During 2021 and 2020, our other NEOs consisted of Messrs. Shankar, Rine and Mr. James Cornelius and Ms. Johnson.

(2)	To calculate CAP, the following amounts were deducted from and added to SCT total compensation :
PEO SCT Total CAP Reconciliation:

Year	SCT Total	Deductions From SCT Total i	Additions To SCT Total ii	CAP

2023	$4,787,774	$2,599,827	$2,087,295	$4,275,242

2022	$5,428,579	$2,499,964	$908,803	$3,837,418

2021	$4,975,063	$1,999,885	$7,833,958	$10,809,136

2020	$4,655,997	$1,999,970	$3,690,119	$6,346,146
Average
Non-PEO
NEOs SCT Total to CAP Reconciliation

Year	SCT Total	Deductions From SCT Total i	Additions To SCT Total ii	CAP

2023	$1,334,755	$503,970	$403,516	$1,234,301

2022	$1,626,806	$607,439	$240,719	$1,260,086

2021	$1,408,473	$363,992	$1,278,053	$2,322,534

2020	$1,401,075	$451,777	$632,288	$1,581,586

i.	Represents the grant date fair value of equity-based awards granted each year. We did not report a change in pension value for any of the years reflected in this table.

ii.
Reflects the value of equity calculated in accordance with SEC methodology for determining CAP for each year shown. The equity component of CAP for fiscal year 2023 is further detailed in the table below.

PEO Equity Component of CAP for FY 2023

Equity Type	Fair Value of Current Year Equity Awards at 12/31/2023	Change in Value Of Prior Years’ Awards Unvested at 12/31/2023	Change in Value Of Prior Years’ Awards That Vested in FY 2023	Equity Value Included in CAP

PSUs	$932,677	$1,573	$107,220	$1,041,470

RSUs	$956,564	$554	$88,707	$1,045,825

Total	$1,889,241	$2,127	$195,927	$2,087,295
Non-PEO
NEOs Equity Component CAP for FY 2023

Equity Type	Fair Value of Current Year Equity Awards at 12/31/2023	Change in Value Of Prior Years’ Awards Unvested at 12/31/2023	Change in Value Of Prior Years’ Awards That Vested in FY 2023	Equity Value Included in CAP

PSUs	$180,803	$315	$27,909	$209,207

RSUs	$185,418	$107	$8,964	$194,489

Total	$366,221	$422	$36,873	$403,516

As illustrated by the tables above, the fluctuations in the Company’s stock price significantly impacts the CAP. While the Company’s stock price should increase or decrease in tandem with the Company’s performance, that is not always the case. Many factors can impact the Company’s stock price which may not be directly, indirectly or related at all to the Company’s performance including, and without limitation, trading volume in the Company’s common stock, the individual decisions of investors, geopolitical considerations, general economic and market conditions, and the impact of banking, antitrust or corporate laws, all of which the Company and the NEOs have no control ove
r.
Description of Correlation Between CAP and Each of Total Shareholder Return, Net Income and Core PPNR

As shown in the chart below, fro
m 2020 through 2022 t
he Company’s net income had steadily increased while the PEO’s and other NEOs’ CAP has varied significantly each year. This is due in large part to the significant use of equity awards that are sensitive to changes in the Company’s stock price fro
m 2020 t
hrough 2022. In 2023 the Company’s net income decreased. However, CAP increased slightly year-over-year mainly due to the increase in the Company’s stock price from calendar-year-end
2022 to the date on which certain awards vested in 202
3.

The Company’s Core PPNR is similar to net income in that the amount is calculated by taking the Company’s net income prior to any provision for loan losses and adjusted by the Compensation Committee, as the Committee deems to be fair and appropriate, for any non-recurring
gains or losses. Like net income, the Company’s Core PPNR has steadily increased while the PEO and other NEOs’ CAP has varied due to shifts in the Company’s stock price.

PAY RATIO DISCLOSURE
The annual total compensation for our median employee for 2023 was $89,771 and $4,787,774 for our CEO. The resulting ratio of our CEO’s pay to the pay of our median employee for 2023 was 53.33 to 1.
To identify our median employee for 2023, we examined the 2023
W-2
wages for all individuals, excluding our CEO, who were employed by us on December 31, 2023. We included all employees, whether employed on a full-time, part-time or seasonal basis. We did not make any cost-of-living
adjustments in identifying the median employee. We also did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2023.
We calculated the median employee’s annual total compensation using the same methodology we use for our Named Executive Officers as set forth in the “2023 Summary Compensation Table” in this Proxy Statement.

PROPOSAL #2—ADVISORY VOTE (NON-BINDING) ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking a non-binding advisory vote to approve the compensation paid to our NEOs, as described in the CD&A provisions of this Proxy Statement, and the accompanying tables. Although the vote is only advisory in nature, the Compensation and Governance Committees will consider the outcome of this vote when making future decisions regarding executive compensation. At the Company’s last advisory vote on the compensation paid to our Named Executive Officers, the shareholders represented at the meeting voted 97.0% in approval of such compensation.

The objectives supporting UMB’s executive compensation programs are described in detail within the CD&A provisions of this Proxy Statement and should be reviewed carefully. The Company believes that its executive compensation programs closely align with its goals of incentivizing, developing and retaining innovative and skilled executives, and are in step with the long-term interests of its shareholders.

The Board recommends that shareholders vote FOR the approval of the compensation paid to our Named Executive Officers, as disclosed in the CD&A, the compensation tables and any related materials disclosed in this Proxy Statement.

PROPOSAL #3—RATIFICATION OF THE CORPORATE AUDIT COMMITTEE’S ENGAGEMENT OF KPMG LLP AS UMB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

In September of 2014, the Audit Committee engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit UMB’s consolidated financial statements. The Audit Committee has decided to engage KPMG as the independent registered public accounting firm to audit the consolidated financial statements of UMB for fiscal year 2024, and the Board is recommending that our shareholders ratify this engagement.

The Audit Committee, however, will retain sole authority over the appointment and replacement of UMB’s independent registered public accounting firm and will remain directly responsible for the compensation and oversight of UMB’s independent registered public accounting firm. As a result, despite any ratification of this engagement of KPMG by our shareholders, the Audit Committee will continue to be authorized to terminate the engagement at any time during the year, to retain another independent registered public accounting firm to audit the consolidated financial statements of UMB for fiscal year 2024, or to take any other related action if judged by the Audit Committee to be in the best interests of UMB. If our shareholders do not ratify this engagement of KPMG, the Audit Committee will consider that action in its ongoing exercise of authority over the appointment, replacement, compensation, and oversight of UMB’s independent registered public accounting firm.

The Audit Committee has discussed and confirmed with KPMG its independence. The Audit Committee has determined as well that KPMG’s provision of professional services to UMB—including those described in the table set forth following this Proposal—was compatible with KPMG’s independence.

The Audit Committee may delegate to its Chair the authority to grant pre-approvals of audit and permissible non-audit services, provided that the decisions of the Chair are presented to the full Committee at the next scheduled meeting. All auditor services are otherwise approved by the Audit Committee.

KPMG has audited the consolidated financial statements of UMB as of and for the fiscal year ended December 31, 2023. Representatives of KPMG are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement if they so desire. We also expect these representatives to be available to respond to appropriate questions.

The Board recommends that shareholders vote FOR the ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2024.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table summarizes the aggregate fees (including related expenses) for professional services rendered by KPMG related to fiscal years ended December 31, 2023 and 2022.

	Fiscal years ended December 31,
	2023	2022

Audit Fees	$1,682,825	$1,569,913	(1)

Audit-Related Fees (2)	$33,200	$230,700

Tax Fees (3)	$2,000	$2,000

All Other Fees	$0	$0

Total	$1,718,025	$1,802,613

(1)	This fee was updated from the amount disclosed in the Company’s 2022 proxy statement to reflect final amounts paid for audit fee services.

(2)

The nature of the services comprising “audit-related fees” in 2023 and 2022 were comprised of HUD compliance work for UMB Bank, n.a. and for 2022, a shelf registration statement and comfort letter for UMB Financial Corporation.

(3)	This fee reflects the Company’s subscription to state tax information reporting and withholding alert advisory services.

REPORT OF THE CORPORATE AUDIT COMMITTEE

The Audit Committee exercises general oversight, on behalf of the Board, over the accounting, financial reporting, and internal control functions of UMB. The Audit Committee has sole authority over the appointment and replacement of UMB’s independent registered public accounting firm and is directly responsible for the compensation and oversight of UMB’s independent registered public accounting firm. The Audit Committee also approves the risk- assessment methodology, risk assessment, and annual audit plan of the internal audit function and all decisions on the appointment, removal, and compensation of UMB’s Chief Audit Executive. Other duties, responsibilities, and authorities of the Audit Committee are set forth in its charter, which has been approved by the Board and can be found at investorrelations.umb.com then selecting “Governance Documents” under the heading “Governance.”

Management is primarily responsible for UMB’s accounting, financial reporting, and internal control functions and has represented to the Audit Committee that UMB’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles. The consolidated financial statements of UMB as of and for the fiscal year ended December 31, 2023, were audited by KPMG as the independent registered public accounting firm.

The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with management, KPMG, and internal auditors—including in separate executive sessions—prior to the public release of each announcement. The Audit Committee has reviewed the audited financial statements of UMB as of and for the fiscal year ended December 31, 2023, and has discussed them—including in separate executive sessions—with management, KPMG, and internal auditors.

The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by applicable requirements adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed and confirmed with KPMG its independence. The Audit Committee has determined as well that KPMG’s provision of non-audit services to UMB was compatible with KPMG’s independence.

Based on the reviews and discussions described in this report, the Audit Committee recommended to the Board, and the Board approved, the inclusion of UMB’s audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

The Audit Committee has decided to engage KPMG as the principal independent registered public accounting firm to audit UMB’s financial statements for fiscal year 2024. This engagement is being presented to UMB’s shareholders for ratification as described in Proposal #3.

Gordon E. Lansford III, Chair

Kevin C. Gallagher

Timothy R. Murphy

Kris A. Robbins

As provided by SEC Regulation S-K, this Report of the Audit Committee is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by UMB under the Securities Act of 1933 as amended or the Exchange Act.

PROPOSAL #4—APPROVAL OF AN AMENDMENT TO THE UMB FINANCIAL

CORPORATION OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE

THEREUNDER

At its meeting held on January 30, 2024, the Board adopted a resolution approving an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan (the “Plan”) to increase the maximum number of shares available for issuance by 1.85 million shares and directing that the amendment to the Plan be submitted to the shareholders for their approval at the Annual Meeting. The Plan, which replaced UMB’s prior incentive compensation plan and implemented a number of best practices that protect shareholder interests, was previously approved by the shareholders on April 24, 2018. The Plan provides for the grant of cash and equity-based awards to officers, employees and directors to closely link the long-term financial rewards of the recipient with increases in Company shareholder value. The Board continues to believe that equity-based incentives are important factors in attracting, retaining and rewarding officers, employees, and directors and closely aligning their financial interests with those of the Company’s shareholders. The Board believes that the capacity added by the amended Plan will enhance the Company’s ability to attract and retain effective and capable officers, employees, and directors who will add to the continued growth and success of the Company.

As amended, the Plan, summarized below, will make an additional 1.85 million shares of UMB stock (plus approximately 800,000 shares unused under the current Plan) available for issuance. No other changes to the Plan are being considered at this time.

The amendment to the Plan will be effective as of the date it is approved by shareholders. The Plan will expire on April 24, 2028.

Highlight of Plan Provisions that Protect Shareholder Interest

Conservative Request for Additional Shares

The amendment to the Plan seeks to make an additional 1.85 million shares of UMB stock available for issuance as incentive awards, bringing the total number of available shares to approximately 2.65 million shares (when combined with the unused shares currently available under the Plan). We anticipate that this will be sufficient to cover all grants made over the next three to four years, which are necessary in order to attract and retain talented associates. Once the increased share reserve is exhausted, we will again need to seek shareholder approval to authorize more shares or adopt a new incentive compensation plan. Requesting shareholder approval for only a limited number of shares at a given time means that shareholders will have the chance to weigh in regularly on our incentive compensation program.

Prohibition on Liberal Share Recycling

The Plan does not allow liberal share recycling. By prohibiting liberal share recycling, shareholders will have a better sense of the size of the awards we are issuing and how many shares we have left in the share pool at any given time.

Fungible Share Pool

The Plan utilizes a fungible share pool. There are no restrictions on the number of shares that can be granted as full-value awards and as stock options or stock appreciation rights (“SARs”), so that the Committee has flexibility in determining the right mix of equity awards to incentivize participants. However, to the extent the Committee uses the share pool to grant more valuable awards, the share pool will be depleted quicker. Each full value share grant will reduce the share pool by 2.86 shares, while each option grant and each SAR will reduce the pool by one share.

Additional Award Limits for Non-Employee Directors

The Plan caps awards granted to all non-employee directors (in their capacity as such) at an aggregate annual amount of $1,000,000, based on the grant-date fair value of the awards.

Minimum Vesting Requirements

In line with best practices, the Plan hardwires a minimum vesting requirement into the Plan so that awards granted will vest no sooner than twelve months following grant. Nonetheless, in order to maintain the flexibility to make special or one-time grants with shorter vesting periods in limited instances, the Compensation Committee retains the right to waive minimum vesting requirements with respect to a small percentage of awards (5% of shares available for issuance).

No Automatic Acceleration upon a Change in Control

The Plan does not provide for automatic vesting or acceleration of awards on a change in control. Instead, the Plan provides that (unless otherwise provided in a separate agreement or the award agreement), vesting will only be accelerated in what is referred to as a “double trigger” event—a change in control followed within 24 months by a termination without cause or for good reason.

Express Prohibition on Repricing or Cashing Out Underwater Options and SARs

The Plan expressly prohibits the Company from cashing out underwater options or SARs without shareholder approval. The Plan also prohibits the Company from repricing a stock option or SAR without shareholder approval by lowering its exercise price after the grant date, by taking any action that is treated as a repricing under generally accepted accounting principles, or by repurchasing for cash or cancelling an option or a SAR at a time when its exercise price is greater than the current fair market value in exchange for another option, restricted stock or equity award.

Dividends are not Paid until Awards are Vested

The Plan expressly provides that the payment of dividends or dividend equivalents with respect to any award shall not be payable until the underlying awards becomes vested.

Summary of Plan Provisions

The principal provisions of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, as amended and restated, a copy of which is attached as Appendix A to this proxy statement.

Administration

The Plan vests broad powers in a committee to administer and interpret the Plan. Currently, that committee is the Compensation Committee of the Board of Directors. Except when limited by the terms of the Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; determine the time when awards will be granted and any conditions for receiving awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; amend the plan at any time; and determine when awards may be settled in cash, stock or a combination of the two. The Compensation Committee may delegate to a subcommittee of one or more of its members the authority to grant awards to employees who are not executive officers.

Under the Plan, the Compensation Committee has discretion in making adjustments to outstanding awards; provided, however, that without shareholder approval, the Compensation Committee is not permitted to increase the number of shares of UMB stock available for issuance under the Plan or to reprice a previously granted stock option or SAR whose exercise price is higher than the current fair market value of a share. The prohibition on repricing without shareholder approval includes lowering the exercise price of an option or SAR after it is granted, taking any other action that is treated as a repricing under the generally accepted accounting principles, or cancelling an option or SAR at a time when its exercise price exceeds the fair market value of the underlying stock in exchange for another option, restricted stock, or other equity (except as specifically permitted in the Plan).

Nevertheless, the Plan specifically provides the Compensation Committee with discretion to make equitable adjustments or substitutions with respect to the number, kind and price of shares subject to outstanding awards and to the number of shares available for issuance under the Plan in the event of certain corporate events or transactions, including, but not limited to, stock splits, mergers, consolidations, separations, including spin-offs or other distribution of stock or property of the Company, reorganization, or liquidation.

The Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Types of Awards

The Plan provides for the grant of stock options, other stock-based awards (such as SARs, phantom stock, restricted stock, RSU, performance shares, deferred share units, and share-denominated performance units), and cash incentive awards. The Compensation Committee has the discretion to make all or a portion of any award conditioned on the achievement of performance measures.

Stock Options

The Plan allows for the grant of stock options, which may be “incentive stock options” within the meaning of Section 422 of the Code or nonqualified stock options. Stock options must have an exercise price of no less than 100 percent of the fair market value of a share of UMB stock on the date of grant. The option exercise price is payable in cash or, with the consent of the Compensation Committee, in any other form including without limitation through net physical settlement or other method of cashless exercise.

Restricted Stock

The Plan allows for the grant of shares of restricted stock. An award of restricted stock is a grant of outstanding shares of UMB stock which are subject to vesting conditions and transfer restrictions. Generally, shares of restricted stock that are not vested at the time of an employee’s termination of employment will be forfeited.

Other Stock-Based Awards

The Plan allows for the grant of other equity-based or equity-related awards. One such type of permitted award is restricted stock units (“RSUs”). RSUs represent a right to receive from the Company, following fulfillment of applicable vesting conditions, either a specified number of shares of UMB stock or a cash payment equal to the market value (at the time of the distribution) of a specified number of shares of UMB stock. Whether RSUs are payable in UMB stock and/or cash is determined by the Compensation Committee in its discretion. Generally, RSUs that are not vested at the time of an employee’s termination of employment will be forfeited. Another type of permitted award is SARs. A SAR represents the right to receive any appreciation in a share of UMB stock over a particular time period. These awards are intended to mirror the benefit the employee would have received if the Compensation Committee granted the employee a stock option.

Cash Incentive Awards

The Plan allows for the grant of cash incentive awards. Cash incentive awards represent the right to receive a specified amount of cash or other property (including shares of UMB stock) on terms as established by the Compensation Committee.

Eligibility

Employees and non-employee directors of UMB and its subsidiaries are eligible to be granted awards under the Plan. The Compensation Committee selects participants from this pool of eligible individuals.

Expiration of Awards

Options typically expire ten years after grant, or earlier if the participant terminates employment before that time, unless otherwise provided in a participant’s award agreement.

Vesting

The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company for a certain amount of time in order for the award to vest. Equity awards granted under the Plan must have a minimum vesting period of twelve months. However, the Compensation Committee has discretion to vest a small number of equity awards sooner than twelve months (up to 5% of the total shares available under the Plan). A performance-based condition requires that certain performance criteria be achieved in order for the award to vest.

Shares of Stock Available for Issuance

As of the record date, the Plan had approximately 798,997 shares available for issuance. The amendment would increase the total number of shares of UMB stock available for issuance by 1.85 million shares. If the amendment is approved, a total of approximately 2.65 million shares would be available for issuance. As of the record date, 97,355 shares are subject to outstanding options under the Plan, and 572,764 RSUs (representing 1,638,105 shares at the ratio of 2.86 shares per share for full value awards) are outstanding under the Plan.

The Compensation Committee may utilize any of these shares toward the grant of any type of award under the Plan. If a stock option or SAR is granted, each share of stock underlying the award will deplete the available pool by one share. However, if any other type of award is granted, each share of stock underlying the award will deplete the available pool by 2.86 shares.

Award Limits

Awards to non-employee directors, in the aggregate, may not exceed $1,000,000 in any calendar year.

Performance Metrics

The Compensation Committee has discretion to make all or a portion of any award under the Plan conditioned on the achievement of objective or subjective performance metrics. The following are performance metrics that the Compensation Committee may utilize for this purpose: market price of UMB stock, net earnings, core pre-prevision net revenue, earnings before or after any or all of interest, taxes, depreciation, and amortization, net income (including, net income or operating income), cash flow (including, operating cash flow, free cash flow, and cash flow return on capital), cash position, cash valued added, customer satisfaction or growth measures, revenues (including net revenues, net revenue growth or gross revenue), enterprise value, financial return ratios, market performance, margins (including gross margins or operating margins), productivity or efficiency ratios, costs, profits (including net profits, net operating profits, gross profit, gross profit growth, and profit returns or margins), earnings per share, stock price, working capital turnover and targets, total shareholder return, economic value added or other value added measurements, return on assets, return on capital or invested capital, return on equity, average return on tangible common equity, net charge offs as a percentage of average loans, return on sales, new product innovation, product release schedules or ship targets, product cost reduction, and budget and expense management.

These performance metrics may relate to the performance of an individual participant, the Company or any subsidiary or subdivision, or any combination of the foregoing. Performance metrics may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other measure of the selected performance criteria. The Compensation Committee has the discretion to adjust the measurement of any performance metric to take into account factors such as the impact (positive and/or negative) of unusual and/or infrequently occurring items or expenses.

Recycling of Shares

Liberal share recycling is prohibited under the Plan. If a stock option or SAR is exercised, the full number of shares subject to the exercise will count against the number of shares remaining available for issuance under the Plan and cannot be recycled back into the available pool of shares. This is the case even if the participant satisfied the option price of the stock through a net cashless exercise of the option (cancellation of a portion of the option to cover the cost of exercising the balance of the option) or by delivering shares to the Company. Similarly, even if the Company delivered a net number of shares to a participant upon exercise of a SAR, the full number of shares subject to that SAR will count against the number of shares remaining for issuance under the Plan. Shares withheld to satisfy tax withholding requirements, and shares repurchased on the open market by the Company using proceeds from the exercise of a stock option, will also count against the number of shares remaining for issuance under the Plan.

Share recycling is permitted in the limited circumstance when an award is forfeited, cancelled or has expired. The shares subject to such an award will become available again for issuance under the Plan.

Federal Tax Consequences

Under the Code as currently in effect, a grant under the Plan of stock options, SARs, restricted stock or RSUs would have no federal income tax consequence at the time of grant. All amounts taxable as ordinary income to participants under the Plan in respect of awards are expected to be deductible by UMB as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.

Options and SARs

Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a SAR, the value of the shares or cash received is taxable to the participant as ordinary income.

Upon exercise of an incentive stock option that a participant has held for at least two years after the date of grant and at least one year after the date of exercise, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the incentive stock option, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.

Restricted Stock

Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to a participant as ordinary income when it becomes vested.

RSUs

When shares of UMB stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income. Delivery of shares or cash to participants under RSUs occurs either upon vesting or upon conclusion of any applicable deferral period, such as upon retirement from (or other termination of service on) the Board of Directors in the case of RSUs granted to Board members.

Change in Control

In the event of a change in control of the Company, there is no automatic acceleration of the vesting of awards granted under the Plan. To the extent a participant’s award agreement does not provide for particular treatment upon a change in control, the Compensation Committee will have discretion as to how to treat the awards. The Compensation Committee may make substitutions, adjustments or settlements of outstanding awards in its discretion upon a change in control, subject to applicable law. The Compensation Committee may cancel any outstanding vested stock options or SARs that have not been exercised prior to the change in control, irrespective of the terms set forth elsewhere in the Restatement or in a participant’s award agreement.

In the event that awards are assumed or substituted by the successor company in connection with a change in control, unless the award agreement or other separate agreement provides otherwise, the award will vest if the participant’s employment is terminated without cause or for good reason in the 24 month period following the change in control.

Clawback

The awards are subject to recoupment by the Company under the Company’s Compensation Recovery Policy (the “Clawback Policy”). The Company’s Clawback Policy was filed as Exhibit 97.1 to the Company’s Form 10-K for December 31, 2023.

Approval of the Plan

In its deliberations regarding the amendment to the Plan, the Board considered, among other things, the number of shares that will be available for awards under the Plan, the Company’s historic grant practices, the cost of issuing additional shares, the impact of share dilution on our existing shareholders and the central role of equity-based incentive compensation in our executive compensation program. The Board believes that the number of shares available for issuance under the Plan is necessary for retaining the flexibility to grant equity-based incentive compensation at optimal levels to motivate and reward the Company’s employees for their contributions to the success of the Company and the growth in value of UMB stock.

If the amendment to the Plan is not approved by our shareholders, our future ability to issue equity-based awards will be limited. As a result, our ability to align employee compensation with shareholders would be constrained. In addition, the inability to maintain our equity award program could impede our ability to attract and retain qualified employees.

Incentive Plan Share Utilization Rate and Overhang

The following table illustrates our share utilization, or “burn rate” for the last three fiscal years:

	FY 2023	FY 2022	FY 2021	Average

(a) Service Shares, Performance Shares and Director Awards—full value awards granted (1)	230,466	212,198	213,091	218,585

(b) Service Shares, Performance Shares and Director Awards—full value awards on an option equivalent basis (2.86 to 1) (2)	659,133	606,886	609,440	625,153

(c) Shares underlying options granted	-	-	-	-

(d) Net increase in diluted shares due to equity awards (a+c) (1)	230,466	212,198	213,091	218,585

(e) Net increase in diluted shares due to equity awards on an option equivalent basis (b+c) (2)	659,133	606,886	6099,440	625,153

(f) Basic weighted-average shares of UMB Stock outstanding	48,503,643	48,340,922	48,271,462	48,372,009

(g) Gross burn rate (d/f) (3)	0.48%	0.44%	0.44%	0.45%

(h) Net burn rate (e/f) (3)	1.37%	1.26%	1.26%	1.29%

(1)	Reflects the gross number of shares underlying awards to employees during the respective years.

(2)

Reflects the number of shares underlying awards to employees during the respective years using the share limit provisions that require each full value award to count as 2.86 shares of UMB stock and each stock option to count as one share, against the pool of shares available under the Plan.

(3)	Not adjusted for forfeitures, withholding and expirations with respect to Service Shares (which would reduce the applicable burn rate if taken into account).

The Board recognizes that the number of shares under the Plan will result in additional dilution or “overhang” for our shareholders. As commonly calculated, the total potential fully diluted overhang resulting from the Plan would be approximately 8.25%. This overhang is calculated as follows, in each case as of the record date:

(a) Additional shares subject to new Plan	1,850,000

(b) Shares underlying outstanding awards (1)	1,735,460

(c) Shares currently available under the Plan	798,997

(d) Total shares authorized for, and outstanding under, equity awards (a + b + c)	4,384,457

(e) Total shares outstanding	48,742,069

(f) Fully diluted overhang (d/(d+e))	8.25%

(1)

Of such shares, 97,355 are underlying option awards, with an average weighted exercise price of $64.20 per share and an average weighted term of 2.5 years. The remaining 572,764 shares are Restricted Share Units and Performance Share Units. The Restricted Share Units and Performance Share Units have been counted as 2.86 shares for every share granted for purposes of calculating the shares currently available under the Plan in the table above.

The Board recommends that shareholders vote FOR the approval of the amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan.

INFORMATION ABOUT THE DELIVERY OF PROXY MATERIALS

SEC rules allow the delivery of one proxy statement, annual report, or notice of internet availability of proxy materials, as applicable, to all shareholders who share an address if specified conditions are met. This is called “householding” and can minimize the costs involved in printing and delivering proxy materials as well as the associated impact on the environment. For eligible shareholders who share an address, we are sending only one proxy statement, annual report, or notice of internet availability, as applicable, to that address, unless we received instructions to the contrary from any shareholder at that address.

If you are the beneficial owner but not the record holder of UMB stock, your broker, bank, or other nominee may household our proxy statements, annual reports, or notices of internet availability, as applicable, for all shareholders at your address unless that nominee has received contrary instructions from one or more of the affected shareholders. If you want this householding to cease or if you want householding to commence, please notify your broker, bank, or other nominee.

If you share a household and would like a separate copy, or if you did not receive a separate copy of our proxy statement, annual report, or notice of internet availability, as applicable, we will promptly provide you with a separate copy if you request one by writing us at UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106, or by calling us at (816) 860-7000 and asking for the Corporate Legal Department.

SHAREHOLDER PROPOSALS

For a shareholder proposal to be considered for inclusion in our proxy materials for the 2025 annual meeting of shareholders, we must receive the proposal in writing at our principal executive offices—UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106—on or before November 13, 2024. We recommend that any shareholder proposal be delivered by means that provide proof of the date of delivery, such as certified mail (postage prepaid and return receipt requested). Please note that Rule 14a-8 of the Exchange Act addresses when we must include a shareholder proposal in our proxy materials, including eligibility and procedural requirements that apply to the proponent.

For any shareholder proposal that is not submitted for inclusion in our proxy materials under Rule 14a-8 of the Exchange Act (including any shareholder nomination), our Bylaws require that the proposing shareholder provide us with advance written notice. To be timely, the notice must be received by the Secretary at our principal executive offices (1) if the meeting is to be held on a day that is not more than 30 days from the anniversary of the previous year’s annual meeting, not later than the close of business on the 120th day and not earlier than the close of business on the 150th day before the date of the release of our proxy statement to shareholders in connection with the previous year’s annual meeting or (2) in any other case, not later than the close of business on the 10th day following the date when we provide notice or public disclosure of the date of the meeting. Our Bylaws also require that the proposing shareholder furnish specified information about the proponent and the proposal to afford us and other shareholders a reasonable opportunity to consider the business that is proposed to be brought before the meeting. Further, for nominations and proxy solicitations intending to be made pursuant to Rule 14a-19 of the Exchange Act, our Bylaws set forth additional obligations that the nominating shareholder must follow, including the provision of all notices required thereunder in a timely manner, and the solicitation of the holders of shares representing at least 67% of the shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees and otherwise complying with Rule 14a-19. For any shareholder proposal that is not submitted for inclusion in our proxy materials for the 2025 annual meeting of shareholders under Rule 14a-8 of the Exchange Act (including any shareholder nomination) but that is sought to be presented directly at that annual meeting under our Bylaws, we must receive the proposal in writing at our principal executive offices—UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106—not later than the close of business on November 13, 2024, and not earlier than the close of business on October 14, 2024. This includes notice of shareholder nominees for which proxies are intended to be solicited under Rule 14a-19. Otherwise, the proposal will be considered untimely under Rule 14a-5(e)(2) or Rule 14a-19 of the Exchange Act, as applicable. In addition, with respect to nominations made under Rule 14a-19 of the Exchange Act, if any nominating shareholder, after providing the notices required thereunder, subsequently fails to comply with the requirements of Rule 14a-19 promulgated under the Exchange Act, then the Company shall disregard any proxies or votes solicited for such shareholder’s director nominees.

* *  *  *  *

This Proxy Statement is provided to you by order of the Board of Directors.

John C. Pauls

Secretary

APPENDIX A

UMB Financial Corporation

Omnibus Incentive Compensation Plan

(As Amended and Restated Effective April 30, 2024)

ARTICLE I.

PURPOSE OF THE PLAN

UMB Financial Corporation hereby amends, effective April 30, 2024, the UMB Financial Corporation Omnibus Incentive Compensation Plan, as set forth herein, which was originally approved by the Company’s shareholders and effective on April 24, 2018. This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees and non-employee directors of the Company who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

ARTICLE II.

DEFINITIONS

As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

2.1 “Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of an Incentive Award under the Plan.

2.2 “Board of Directors” means the Board of Directors of the Plan Sponsor.

2.3 “Cash Incentive Award” means an award granted to a Participant pursuant to Article VIII of the Plan.

2.4 “Change-in-Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than the Plan Sponsor or any employee benefit plan sponsored by the Plan Sponsor acquires ownership of stock of the Plan Sponsor that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of the Plan Sponsor; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than the Plan Sponsor or any employee benefit plan sponsored by the Plan Sponsor acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Plan Sponsor possessing thirty percent or more of the total Voting Power of the stock of the Plan Sponsor; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Plan Sponsor that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Plan Sponsor immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change-in-Control for purposes of this Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

2.6 “Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

2.7 “Common Stock” means the Plan Sponsor’s common stock, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Article X of the Plan.

2.8 “Company” means UMB Financial Corporation and all of its Subsidiaries, collectively.

2.9 “Deferred Compensation Plan” means any plan, agreement, or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

2.10 “Effective Date” means April 24, 2018, which is the date the Plan is approved by shareholders of the Plan Sponsor, and which follows the adoption of the Plan by the Board of Directors on January 23, 2018.

2.11 “Employment” means the period during which an individual is classified or treated by the Company as an employee or non-employee director of the Company, as applicable.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13 “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination (or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading), the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

2.14 “Incentive Award” means one or more Stock Incentive Awards and/or Cash Incentive Awards, collectively.

2.15 “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Article VI.

2.16 “Other Stock-Based Award” means an award granted to a Participant pursuant to Article VII.

2.17 “Participant” means an employee or director of the Company who is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors, and administrators, as the case may be.

2.18 “Performance Measures” means such measures as are described in Article IX on which performance goals are based.

2.19 “Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

2.20 “Plan” means the UMB Financial Corporation Omnibus Incentive Compensation Plan, as it may be amended from time to time.

2.21 “Plan Sponsor” means UMB Financial Corporation, and any successors thereto.

2.22 “Securities Act” means the Securities Act of 1933, as amended.

2.23 “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

2.24 “Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

2.25 “Target Award” means target payout amount for an Incentive Award.

2.26 “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

2.27 “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

ARTICLE III.

STOCK SUBJECT TO THE PLAN AND LIMITATIONS ON CASH INCENTIVE AWARDS

3.1 Stock Subject to the Plan

3.1.1 The maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 3,350,000 shares of Common Stock, plus (i) any shares of Common Stock that, as of the Effective Date, had been reserved but not issued pursuant to any awards granted under the Company’s Long-Term Incentive Compensation Plan (As Amended and Restated Effective April 23, 2013) (the “Predecessor Plan”), and (ii) any shares subject to stock options or awards granted under the Predecessor Plan that, on or after the Effective Date, expire or otherwise terminate without having been exercised in full, or are forfeited to the Company due to failure to vest. The number of shares of Common Stock to be added to the Plan pursuant to clause (i) is 1,551,726 and the maximum number of shares of Common Stock to be added to the Plan pursuant to clause (ii) is 2,345,489 (representing 904,830 shares of stock underlying outstanding options and 503,727 shares of restricted stock, calculated at 2.86 shares for each share of restricted stock), such that the maximum aggregate shares of Common Stock that may be issued under this Plan is 7,247,215, the entirety of which may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code, and the entirety of which is subject to adjustment as provided in Article X and the following provisions of this Article III. Of the shares described, one hundred percent may be delivered in connection with “full-value Awards,” meaning Incentive Awards other than Options or stock appreciation rights; provided, however, that any shares granted under Options or stock appreciation rights shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Incentive Awards shall be counted against the share limit as 2.86 shares for every one share subject to such Incentive Award. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

3.1.2 Contingent on and effective as of the Effective Date of this Plan, no further grants or awards may be made under the Predecessor Plan. Each outstanding grant or award under the Predecessor Plan immediately prior to the Effective Date shall continue to be governed solely by the terms and conditions of the Predecessor Plan and the instruments evidencing such grant or award.

3.1.3 For purposes of paragraph 3.1.1, shares of Common Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if an Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. If shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled, or returned shall be treated as not issued pursuant to the Plan.

3.1.4 Shares of Common Stock covered by Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Nasdaq Listing Rule 5635) shall not count as used under the Plan for purposes of this Article III.

3.2 Non-Employee Director Award Limits

Subject to adjustment as provided in Article X, the maximum value of shares of Common Stock that may be covered by Incentive Awards granted under the Plan to all of the Company’s non-employee directors in any calendar year shall not exceed $1 million (calculated at the time of grant).

ARTICLE IV.

ADMINISTRATION OF THE PLAN

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act) and as “independent” as required by Nasdaq or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section, or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of Missouri law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Incentive Awards, to process or oversee the issuance of Common Stock under Incentive Awards, to interpret and administer the terms of Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Article IV), (ii) to take any action that in the Committee’s interpretation is more likely than not to result in the imposition of additional taxation under section 409A of the Code or (iii) to take any action inconsistent with applicable provisions of Missouri law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable, or transferable, as the case may be, but only on account of Change in Control, death or disability, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability, or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award (which shall not be payable until the underlying Incentive Awards become vested); provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option without the approval of the shareholders of the Plan Sponsor, nor shall the Company purchase underwater options for cash. For purposes of the Plan, repricing means any of the following or any other action that has the same effect: (a) lowering the exercise price of an Option or stock appreciation right after it is granted; (b) any other action that is treated as a repricing under the generally accepted accounting principles; or (c) repurchasing for cash or cancelling an Option or stock appreciation right at a time when its exercise price exceeds the fair market value of the underlying stock in exchange for another option, restricted stock, or other equity unless the cancellation and exchange occurs in connection with an adjustment pursuant to Section 10.3.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Plan Sponsor shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

ARTICLE V.

ELIGIBILITY

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees and non-employee directors of the Company whom the Committee shall select from time to time, including officers of the Plan Sponsor, whether or not they are directors. Each Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

ARTICLE VI.

OPTIONS

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

6.1 Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.1.

6.2 Term and Exercise of Options

6.2.1 Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

6.2.2 Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

6.2.3 An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

6.2.4 An Option may be subject to Performance Measures and/or service-based conditions.

6.3 Special Rules for Incentive Stock Options

6.3.1 The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Plan Sponsor or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

6.3.2 Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of the Plan Sponsor or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

ARTICLE VII.

OTHER STOCK-BASED AWARDS

7.1 In General

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to Performance Measures and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Incentive Award.

ARTICLE VIII.

CASH INCENTIVE AWARDS

The Committee may from time to time grant Cash Incentive Awards on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Common Stock, provided that the term “Cash Incentive Award” shall exclude any Option or Other Stock-Based Award.

ARTICLE IX.

PERFORMANCE-BASED COMPENSATION

9.1 Committee Discretion

The Committee has discretion to make all or a portion of any Incentive Award conditioned on the achievement of Performance Measures. The Committee may, in its discretion, reduce or eliminate, or increase, the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant. The Committee may exercise such discretion in a non-uniform manner among Participants.

9.2 Performance Measures

The Performance Measures utilized by the Committee in making Incentive Awards may be either objective or subjective business criteria, and include but are not limited to the following: market price of the Common Stock, net earnings, earnings before or after any or all of interest, taxes, depreciation, and amortization, net income (including, net income or operating income), cash flow (including, operating cash flow, free cash flow, and cash flow return on capital), cash position, cash valued added, customer satisfaction or growth measures, revenues (including net revenues, net revenue growth or gross revenue), enterprise value, financial return ratios, market performance, margins (including gross margins or operating margins), productivity or efficiency ratios, costs, profits (including net profits, net operating profits, gross profit, gross profit growth, and profit returns or margins), earnings per share, stock price, working capital turnover and targets, total shareholder return, economic value added or other value added measurements, return on assets, return on capital or invested capital, return on equity, return on sales, new product innovation, product release schedules or ship targets, product cost reduction, and budget and expense management.

A Performance Measure (i) may relate to the performance of the Participant, the Company, a Subsidiary, any business group, business unit, or other subdivision of the Company, or any combination of the foregoing, as the

Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other measure of the selected performance criteria, as the Committee deems appropriate. The measurement of any Performance Measure may, in the Committee’s discretion, exclude the impact (positive and/or negative) of unusual and/or infrequently occurring items or expenses; charges for restructurings; discontinued operations; acquisitions or divestitures; the cumulative effect of changes in accounting treatment; changes in tax laws, accounting standards or principles or other laws or regulatory rules affecting reporting results; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and/or other changes in the number of outstanding shares of any class of the Company’s equity securities; any gain, loss, income, or expense attributable to acquisitions or dispositions of stock or assets; stock-based compensation expense; asset write-downs, in-process research and development expense; gain or loss from all or certain claims and/or litigation and insurance recoveries; foreign exchange gains and losses; any impact of changes in foreign exchange rates and any changes in currency; a change in the Company’s fiscal year; and any other items, each determined in accordance with United States generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto.

ARTICLE X.

ADJUSTMENT UPON CERTAIN CHANGES

Subject to any action by the shareholders of the Plan Sponsor required by law, applicable tax rules or the rules of any exchange on which shares of common stock of the Plan Sponsor are listed for trading:

10.1 Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards to any individual Participant in any year and to any non-employee director shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of the Plan Sponsor outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Incentive Awards may be granted.

10.2 Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Incentive Award and the exercise price per share of Common Stock of each such Incentive Award.

10.3 Certain Mergers and Other Transactions

In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of the Plan Sponsor, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation or similar transaction involving the Plan Sponsor in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

10.3.1 cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

10.3.2 provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

10.4 Other Changes

In the event of any change in the capitalization of the Plan Sponsor, corporate change, corporate transaction, or other event other than those specifically referred to in Sections 10.1, 10.2 or 10.3, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee deems appropriate.

10.5 Cash Incentive Awards

In the event of any transaction or event described in this Article X, including without limitation any corporate change referred to in Section 10.5 hereof, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the terms and conditions of any Cash Incentive Award as the Committee deems appropriate.

10.6 No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Plan Sponsor or any other corporation. Except as expressly provided in the Plan, no issuance by the Plan Sponsor of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

10.7 Savings Clause

No provision of this Article X shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

ARTICLE XI.

CHANGE-IN-CONTROL; TERMINATION OF EMPLOYMENT; MINIMUM VESTING

11.1 Change-in-Control

11.1.1 Incentive Award Assumed or Substituted. Unless otherwise provided in an Award Agreement or a Participant’s effective negotiated employment, change-in-control, severance, or other similar agreement, in the event of a Change-in-Control of the Company in which the successor company assumes or substitutes for an Incentive Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates without cause or for good reason within twenty-four months following such Change-in-Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for twenty-four months (or the period of time set forth in the Award Agreement, but in no event beyond the end of the regularly scheduled term of such Incentive Award), and (ii) the restrictions, limitations, and other conditions applicable to any Other Stock-Based Awards or any other Incentive Award shall lapse, and such Other Stock-Based Awards or such other Incentive Awards shall become free of all restrictions, limitations, and conditions and become fully vested and transferable to the full extent of the original grant (however, unless otherwise provided in the Award Agreement, such Other Stock-Based Awards or other Incentive Awards will not be settled or payable until the time established for settlement or payment in the applicable Award Agreement). For purposes of the Plan, unless otherwise provided in the Award Agreement, the terms “cause” and “good reason” shall have the meaning provided in a Participant’s effective negotiated employment, change-in-control, severance, or other similar agreement, and if none, “cause” shall mean: (a) Participant’s refusal to perform, or repeated failure to undertake good faith efforts to perform, the duties or responsibilities reasonably assigned to Participant; (b) Participant’s engagement in willful gross misconduct or willful gross negligence in the course of carrying out his or her duties that results in material economic or reputational harm to the Company; or (c) Participant’s conviction of or plea of guilty or nolo contendere to a felony; and “good reason” shall mean any of the following that has not been approved in writing in advance by Participant: (x) a material diminution of Participant’s titles, duties, responsibilities; (y) a material reduction in Participant’s base salary, annual cash bonus opportunity, or annual long-term incentive award opportunity, or failure to pay earned compensation; or (z) relocation of the Company’s offices.

11.1.2 Incentive Award Not Assumed or Substituted. Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Incentive Award (or in which the Company is the ultimate parent corporation and does not continue the Incentive Award), then immediately prior to the Change in Control: (i) those Options and stock appreciation rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, and (ii) the restrictions, other limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations, and conditions and become fully vested and transferable to the full extent of the original grant, and unless otherwise provided in the Award Agreement, such Other Stock-Based Awards or other Incentive Awards will be settled or paid upon the effective date of the Change in Control.

11.2 Termination of Employment

11.2.1 For Incentive Awards that are subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code. For Incentive Awards that are exempt from section 409A of the Code: (i) termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, (ii) the Committee shall determine whether an authorized leave of absence or absence in military or government service shall constitute termination of Employment; (iii) Employment shall be deemed to have terminated for all purposes of the Plan if such Person is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise; and (iv) a Participant who ceases to be an employee of the Company but continues or simultaneously commences service as a director of the Company shall be deemed to have terminated Employment for purposes of the Plan.

11.2.2 The Award Agreement shall specify the consequences with respect to Incentive Awards of the termination of Employment of the Participant holding the Incentive Awards, which consequences may include the ability to exercise Options and stock appreciation rights for a period of 30 days following the Participant’s involuntary termination due to elimination of position.

11.3 Minimum Vesting. Each Incentive Award shall have a minimum vesting requirement of one year, which requirement may not be waived or superseded by any provision in any Award Agreement. Notwithstanding the previous sentence: (i) the Committee shall have the authority to grant Incentive Awards with vesting requirements of one year or less (including immediately vested Awards) in an amount up to 5% of the shares of Common Stock reserved for issuance under the Plan in Section 3.1; and (ii) an Award Agreement may provide that vesting shall be accelerated upon death or disability of the Participant.

ARTICLE XII.

RIGHTS UNDER THE PLAN

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of the Plan Sponsor. Except as otherwise expressly provided in Article X hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Article XII is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

ARTICLE XIII.

MISCELLANEOUS

13.1 No Special Employment Rights; No Right to Incentive Award

13.1.1 Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

13.1.2 No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.2 Securities Matters.

13.2.1 The Plan Sponsor shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Plan Sponsor shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until the Plan Sponsor is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

13.2.2 The exercise or settlement of any Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to the Plan Sponsor shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Plan Sponsor may, in its sole discretion, defer the effectiveness of any exercise or settlement of an Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. The Plan Sponsor shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of an Incentive Award granted hereunder. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13.3 Withholding Taxes

13.3.1 Cash Remittance. Whenever withholding tax obligations are incurred in connection with any Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

13.3.2 Stock Remittance. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, the Participant may tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the maximum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.3.1 hereof, if any.

13.3.3 Stock Withholding. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the maximum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.3.1 hereof, if any.

13.4 No Obligation to Exercise. The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

13.5 Transfers. Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options or other Incentive Awards that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

13.6 Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

13.7 Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

13.8 Relationship to Other Benefits. No payment with respect to any Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

13.9 Governing Law. The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Missouri without regard to its conflict of law principles.

13.10 Severability. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

13.11 Effective Date and Term of Plan. The Effective Date of the Plan is as defined in Section 2.11. No grants of Incentive Awards may be made under the Plan after the tenth anniversary of its Effective Date.

13.12 Amendment or Termination of the Plan. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Article IV hereof, which discretion may be exercised without amendment to the Plan. No provision of this Article shall be given effect to the extent that the Committee determines that such provision would more likely than not cause any additional tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

13.13 Clawback. Notwithstanding any other provisions in this Plan, any Incentive Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company).

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card.
Online Go to www.envisionreports.com/UMBF or scan the QR code - login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UMBF

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all nominees listed and FOR on Proposal 2, 3 and 4.

1. Election of Directors:												+
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Robin C. Beery	☐	☐	☐	02 - Janine A. Davidson	☐	☐	☐	03 - Kevin C. Gallagher	☐	☐	☐
04 - Greg M. Graves	☐	☐	☐	05 - J. Mariner Kemper	☐	☐	☐	06 - Gordon E. Lansford III	☐	☐	☐
07 - Timothy R. Murphy	☐	☐	☐	08 - Tamara M. Peterman	☐	☐	☐	09 - Kris A. Robbins	☐	☐	☐

10 - L. Joshua Sosland	☐	☐	☐	11 - Leroy J. Williams, Jr.	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	An advisory vote (non-binding) on the compensation paid to UMB’s named executive officers.	☐	☐	☐	3.	The ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2024.	☐	☐	☐

4.	The approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan to increase the maximum number of shares available for issuance thereunder.	☐	☐	☐	5.	Any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

B	Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

◾	1 P C F

   03Y4DA

The 2024 Annual Meeting of Shareholders of UMB Financial Corporation will be held on

April 30, 2024 at 9:00 a.m. CDT, virtually via the internet at www.meetnow.global/M7T4UV5.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UMBF

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – UMB Financial Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON APRIL 30, 2024

The undersigned hereby appoints J. Mariner Kemper, James Rine and Ram Shankar or any of them, with full power of substitution as proxies, to represent and vote all shares of Common Stock of UMB Financial Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 30, 2024, at 9:00 a.m., and any adjournment or postponement of the meeting. This proxy revokes all prior proxies given by the undersigned.

Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders or their substitutes will vote in their discretion with respect to any other matters that are properly brought before the Annual Meeting or any adjournment or postponement of the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction, will be voted FOR all the director nominees listed in Proposal 1 and FOR on Proposal 2, 3 and 4. Unless authority to vote for any director nominee is withheld, authority to vote FOR such nominee will be deemed granted.

In their discretion, the persons named as proxy holders or their substitutes are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C	Non-Voting Items

Change of Address – Please print new address below.

◾

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed and FOR on Proposal 2, 3 and 4.

1.	Election of Directors:												+
		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Robin C. Beery	☐	☐	☐	02 - Janine A. Davidson	☐	☐	☐	03 - Kevin C. Gallagher	☐	☐	☐

	04 - Greg M. Graves	☐	☐	☐	05 - J. Mariner Kemper	☐	☐	☐	06 - Gordon E. Lansford III	☐	☐	☐

	07 - Timothy R. Murphy	☐	☐	☐	08 - Tamara M. Peterman	☐	☐	☐	09 - Kris A. Robbins	☐	☐	☐

	10 - L. Joshua Sosland	☐	☐	☐	11 - Leroy J. Williams, Jr.	☐	☐	☐

		For	Against	Abstain
2.	An advisory vote (non-binding) on the compensation paid to UMB’s named executive officers.	☐	☐	☐

4.	The approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan to increase the maximum number of shares available for issuance thereunder.	☐	☐	☐

		For	Against	Abstain
3.	The ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2024.	☐	☐	☐

5.	Any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

∎	1 U P X	+

      03Y4EA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – UMB Financial Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON APRIL 30, 2024

The undersigned hereby appoints J. Mariner Kemper, James Rine and Ram Shankar or any of them, with full power of substitution as proxies, to represent and vote all shares of Common Stock of UMB Financial Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 30, 2024, at 9:00 a.m., and any adjournment or postponement of the meeting. This proxy revokes all prior proxies given by the undersigned.

Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders or their substitutes will vote in their discretion with respect to any other matters that are properly brought before the Annual Meeting or any adjournment or postponement of the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction, will be voted FOR all the director nominees listed in Proposal 1 and FOR on Proposal 2, 3 and 4. Unless authority to vote for any director nominee is withheld, authority to vote FOR such nominee will be deemed granted.

In their discretion, the persons named as proxy holders or their substitutes are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

+

Online

Go to www.envisionreports.com/UMBF or scan the QR code – login details are located in the shaded bar below.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

UMB Financial Corporation Shareholder Meeting to be Held on April 30, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. The Proxy Statement and 10K are available at:

Easy Online Access – View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/UMBF.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 19, 2024, to facilitate timely delivery.

∎	2 N O T	+

03Y4FA

Shareholder Meeting Notice

UMB Financial Corporation’s Annual Meeting of Shareholders will be held on April 30, 2024 at 9:00 a.m. Central Time, virtually via the internet at www.meetnow.global/M7T4UV5.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees and FOR on Proposal 2, 3 and 4.

1.	Election of Directors.

2.	An advisory vote (non-binding) on the compensation paid to UMB’s named executive officers.

3.	The ratification of the Corporate Audit Committee’s engagement of KPMG LLP as UMB’s independent registered public accounting firm for 2024.

4.	The approval of an amendment to the UMB Financial Corporation Omnibus Incentive Compensation Plan to increase the maximum number of shares available for issuance thereunder.
5.	Any other business that may be properly considered at the meeting or any adjournment or postponement of the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

_	Internet - Go to www.envisionreports.com/UMBF. Click Cast Your Vote or Request Materials.
_	Phone - Call us free of charge at 1-866-641-4276.
_

Email - Send an email to investorvote@computershare.com with “Proxy Materials UMB Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 19, 2024.